UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:  April 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Municipal Income Fund

National Portfolio

California Portfolio

New York Portfolio

Insured National Portfolio

Insured California Portfolio


Semi-Annual Report

April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



June 19, 2006

Semi-Annual Report
This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the "Portfolios") for the semi-annual reporting period ended April 30, 2006.

Investment Objective and Policies

The investment objective of the five portfolios of this open-end fund is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming undue risk. Each portfolio invests principally in high-yielding, predominantly investment-grade municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minimum Tax ("AMT") for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT, whereas the other AllianceBernstein Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT. The average weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.

Investment Results

The table on page 5 shows performance for each Portfolio compared to its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2006.

For both the six- and 12-month periods ended April 30, 2006, the National, California and New York Portfolios' Class A shares outperformed the benchmark, the LB Municipal Index, which represents the municipal market and posted positive returns of 1.56% and 2.16% for the respective time periods. The Insured California Portfolio underperformed the benchmark during the same time frames. The Insured National Portfolio underperformed the benchmark for the six-month period and performed in line with the benchmark during the 12-month period.

A description of each Portfolio's relative performance versus the benchmark for the six-month period ended April 30, 2006 follows.

National Portfolio--The National Portfolio's stronger relative performance was largely the result of security selection in the insured and special tax sectors. The Portfolio also benefited from its relative weight in the hospital sector. Security selection in the power sector detracted from the Portfolio's performance. In addition, the Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

California Portfolio--The California Portfolio's stronger relative performance was largely the result of security selection in the special tax and general obligation sectors. In addition, the Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 1


New York Portfolio--The New York Portfolio's stronger relative performance was largely the result of security selection in the insured and special tax sectors. Security selection in the housing and industrial development revenue bond sectors detracted from the Portfolio's performance. In addition, the Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

Insured National Portfolio--The Insured National Portfolio's relative underperformance was largely the result of a lack of exposure to lower-credit quality bonds.

Insured California Portfolio--The Insured California Portfolio's relative underperformance was largely the result of a lack of exposure to lower-credit quality bonds.

Market Review and Investment Strategy

From April 2005 through the end of April 2006, the U.S. Federal Reserve (the "Fed") raised the target for the Federal funds rate from 2.75% to 4.75%; 0.75% of that increase was since October 2005. In response to the Fed's actions, the yields for most maturities of domestic bonds increased. Municipal bond yields increased less than U.S. Treasury bond yields. For example, during the six-month reporting period, 10-year municipal yields increased 0.16% and 30-year municipal yields actually declined 0.06%. Over the same time period, 10-year and 30-year U.S. Treasury bond yields rose 0.50% and 0.46%, respectively. The outperformance for municipal bonds largely resulted from relatively light supply-the amount of bonds issued in the first quarter of 2006 was down 29% from the first quarter of 2005. Municipal bond prices have also been supported by ongoing demand from a diverse set of investors including traditional buyers such as U.S. individuals, as well as relatively newer municipal market participants, such as hedge funds and other institutional leveraged investors. The municipal market showed similar relative performance over the 12-month period as over the six-month period ended April 30, 2006. For the 12-month period, despite 10-year U.S. Treasury yields increasing 0.85% and 30-year U.S. Treasury yields increasing 0.66%, 10-year and 30-year municipal yields rose 0.51% and 0.16%, respectively.

The market for lower-credit quality, or high yield, municipal bonds continues to post even stronger returns than the general municipal market. The LB High Yield Municipal Index returned 5.23% and 7.46% over the six- and 12-month periods ended April 30, 2006, respectively. This compares to 1.56% and 2.16% for the same periods for the LB Municipal Bond Index, which represents the overall general market for investment-grade municipal bonds. The strong performance for lower-credit quality municipal bonds was in part due to the relatively favorable credit environment, but of more importance, due to the continued, very strong demand for higher-yielding bonds. According to AMG Data, a provider of mutual fund money flow and holdings data, new money into high yield municipal bond mutual funds accounted for approximately 40% of the flow in municipal bond mu-


2 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


tual funds during the first quarter of 2006. By comparison, high yield bonds currently represent about 4% of the outstanding supply of municipal bonds.

During the past year, the Municipal Bond Investment Team's (the "team's") strategy has remained consistent. Given that interest rates are still relatively low compared to the level of inflation, the team continues to maintain less interest rate exposure than in the Portfolios' relative to that of the Portfolios' benchmark. Also, because high yield municipals have displayed such strong performance, the team has reduced the Portfolios' exposure to such holdings, and further diversified the Portfolios' remaining holdings. Recently, as market conditions allow, the team has also been selling longer-maturity holdings and replacing them with bonds with shorter maturities. In the team's view, these shorter-maturity holdings should outperform longer-maturity bonds if rates rise and the difference between long and short yields increases.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit National Portfolio's expenses on an annual basis to 0.68%, 1.38% and 1.38% of the average daily net assets of Class A, Class B and Class C shares, respectively. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit California Portfolio's expenses on an annual basis to 0.77%, 1.47% and 1.47% of the average daily net assets of Class A, Class B and Class C shares, respectively. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit New York Portfolio's expenses on an annual basis to 0.58%, 1.28% and 1.28% of the average daily net assets of Class A, Class B and Class C shares, respectively. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit Insured National Portfolio's expenses on an annual basis to 1.04%, 1.74% and 1.74% of the average daily net assets of Class A, Class B and Class C shares, respectively. These waivers extend through the Portfolios' current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolios' expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuation in the Portfolios' securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                       Returns
THE PORTFOLIOS VS. THEIR BENCHMARKS         -----------------------------
PERIODS ENDED APRIL 30, 2006                   6 Months     12 Months
-------------------------------------------------------------------------
National Portfolio
   Class A                                       2.05%         2.93%
   Class B                                       1.60%         2.13%
   Class C                                       1.60%         2.22%
LB Municipal Index                               1.56%         2.16%

California Portfolio
   Class A                                       1.99%         2.90%
   Class B                                       1.64%         2.19%
   Class C                                       1.64%         2.19%
LB Municipal Index                               1.56%         2.16%

New York Portfolio
   Class A                                       1.79%         2.68%
   Class B                                       1.44%         2.08%
   Class C                                       1.54%         2.07%
LB Municipal Index                               1.56%         2.16%

Insured National Portfolio
   Class A                                       1.39%         2.16%
   Class B                                       1.04%         1.45%
   Class C                                       1.05%         1.55%
LB Municipal Index                               1.56%         2.16%

Insured California Portfolio
   Class A                                       1.15%         1.57%
   Class B                                       0.80%         0.86%
   Class C                                       0.88%         0.93%
LB Municipal Index                               1.56%         2.16%


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 5


NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              2.93%         -1.42%
5 Years                             4.76%          3.86%
10 Years                            5.25%          4.80%
SEC Yield*                          4.70%
Taxable Equivalent Yield**          7.23%

Class B Shares
1 Year                              2.13%         -0.82%
5 Years                             4.02%          4.02%
10 Years(a)                         4.84%          4.84%
SEC Yield*                          4.22%
Taxable Equivalent Yield**          6.49%

Class C Shares
1 Year                              2.22%          1.24%
5 Years                             4.04%          4.04%
10 Years                            4.55%          4.55%
SEC Yield*                          4.21%
Taxable Equivalent Yield**          6.48%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             0.20%
5 Years                                            3.74%
10 Years                                           4.76%

Class B Shares
1 Year                                             0.97%
5 Years                                            3.93%
10 Years(a)                                        4.81%

Class C Shares
1 Year                                             2.86%
5 Years                                            3.93%
10 Years                                           4.52%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                              2.90%         -1.49%
5 Years                             5.27%          4.37%
10 Years                            5.72%          5.26%
SEC Yield*                          4.49%
Taxable Equivalent Yield**          7.70%

Class B Shares
1 Year                              2.19%         -0.76%
5 Years                             4.54%          4.54%
10 Years(a)                         5.26%          5.26%
SEC Yield*                          3.99%
Taxable Equivalent Yield**          6.84%

Class C Shares
1 Year                              2.19%          1.21%
5 Years                             4.54%          4.54%
10 Years                            4.98%          4.98%
SEC Yield*                          3.99%
Taxable Equivalent Yield**          6.84%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             0.46%
5 Years                                            4.03%
10 Years                                           5.26%

Class B Shares
1 Year                                             1.19%
5 Years                                            4.19%
10 Years(a)                                        5.27%

Class C Shares
1 Year                                             3.18%
5 Years                                            4.19%
10 Years                                           4.97%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 7


NEW YORK PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                              2.68%         -1.67%
5 Years                             4.87%          3.96%
10 Years                            5.67%          5.21%
SEC Yield*                          4.24%
Taxable Equivalent Yield**          7.07%

Class B Shares
1 Year                              2.08%         -0.87%
5 Years                             4.10%          4.10%
10 Years(a)                         5.22%          5.22%
SEC Yield*                          3.73%
Taxable Equivalent Yield**          6.22%

Class C Shares
1 Year                              2.07%          1.09%
5 Years                             4.12%          4.12%
10 Years                            4.92%          4.92%
SEC Yield*                          3.72%
Taxable Equivalent Yield**          6.20%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -0.09%
5 Years                                            3.88%
10 Years                                           5.20%

Class B Shares
1 Year                                             0.68%
5 Years                                            4.03%
10 Years(a)                                        5.20%

Class C Shares
1 Year                                             2.77%
5 Years                                            4.03%
10 Years                                           4.91%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INSURED NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                              2.16%         -2.21%
5 Years                             5.13%          4.23%
10 Years                            5.42%          4.97%
SEC Yield*                          3.66%
Taxable Equivalent Yield**          5.63%

Class B Shares
1 Year                              1.45%         -1.49%
5 Years                             4.40%          4.40%
10 Years(a)                         4.99%          4.99%
SEC Yield*                          3.13%
Taxable Equivalent Yield**          4.82%

Class C Shares
1 Year                              1.55%          0.57%
5 Years                             4.42%          4.42%
10 Years                            4.71%          4.71%
SEC Yield*                          3.13%
Taxable Equivalent Yield**          4.82%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -0.61%
5 Years                                            4.08%
10 Years                                           4.88%

Class B Shares
1 Year                                            -0.02%
5 Years                                            4.26%
10 Years(a)                                        4.91%

Class C Shares
1 Year                                             2.07%
5 Years                                            4.28%
10 Years                                           4.63%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 9


INSURED CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                              1.57%         -2.74%
5 Years                             4.70%          3.80%
10 Years                            5.55%          5.09%
SEC Yield*                          3.98%
Taxable Equivalent Yield**          6.83%

Class B Shares
1 Year                              0.86%         -2.02%
5 Years                             3.94%          3.94%
10 Years(a)                         5.07%          5.07%
SEC Yield*                          3.44%
Taxable Equivalent Yield**          5.90%

Class C Shares
1 Year                              0.93%         -0.03%
5 Years                             3.94%          3.94%
10 Years                            4.79%          4.79%
SEC Yield*                          3.45%
Taxable Equivalent Yield**          5.92%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -0.48%
5 Years                                            3.41%
10 Years                                           5.04%

Class B Shares
1 Year                                             0.24%
5 Years                                            3.56%
10 Years(a)                                        5.03%

Class C Shares
1 Year                                             2.22%
5 Years                                            3.56%
10 Years                                           4.73%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.


10 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning            Ending
                                             Account Value      Account Value    Expenses Paid
National Portfolio                         November 1, 2005    April 30, 2006    During Period*
------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,020.48           $3.41
Hypothetical (5% return before expenses)         $1,000           $1,021.42           $3.41

Class B
Actual                                           $1,000           $1,016.00           $6.90
Hypothetical (5% return before expenses)         $1,000           $1,017.95           $6.90

Class C
Actual                                           $1,000           $1,015.96           $6.90
Hypothetical (5% return before expenses)         $1,000           $1,017.95           $6.90

California Portfolio
------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,019.91           $3.86
Hypothetical (5% return before expenses)         $1,000           $1,020.98           $3.86

Class B
Actual                                           $1,000           $1,016.44           $7.35
Hypothetical (5% return before expenses)         $1,000           $1,017.50           $7.35

Class C
Actual                                           $1,000           $1,016.38           $7.35
Hypothetical (5% return before expenses)         $1,000           $1,017.50           $7.35


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 11


                                              Beginning             Ending
                                             Account Value      Account Value    Expenses Paid
New York Portfolio                         November 1, 2005    April 30, 2006    During Period*
------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,017.89           $2.90
Hypothetical (5% return before expenses)         $1,000           $1,021.92           $2.91

Class B
Actual                                           $1,000           $1,014.41           $6.39
Hypothetical (5% return before expenses)         $1,000           $1,018.45           $6.41

Class C
Actual                                           $1,000           $1,015.41           $6.40
Hypothetical (5% return before expenses)         $1,000           $1,018.45           $6.41

Insured National Portfolio
------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,013.88           $5.19
Hypothetical (5% return before expenses)         $1,000           $1,019.64           $5.21

Class B
Actual                                           $1,000           $1,010.43           $8.67
Hypothetical (5% return before expenses)         $1,000           $1,016.17           $8.70

Class C
Actual                                           $1,000           $1,010.45           $8.67
Hypothetical (5% return before expenses)         $1,000           $1,016.17           $8.70

Insured California Portfolio
------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,011.48           $5.14
Hypothetical (5% return before expenses)         $1,000           $1,019.69           $5.16

Class B
Actual                                           $1,000           $1,008.00           $8.66
Hypothetical (5% return before expenses)         $1,000           $1,016.17           $8.70

Class C
Actual                                           $1,000           $1,008.75           $8.62
Hypothetical (5% return before expenses)         $1,000           $1,016.22           $8.65

                                  Annualized Expense Ratio
              -----------------------------------------------------------------
                                                       Insured       Insured
               National    California    New York      National     California
-------------------------------------------------------------------------------
Class A          0.68%        0.77%        0.58%         1.04%         1.03%
Class B          1.38%        1.47%        1.28%         1.74%         1.74%
Class C          1.38%        1.47%        1.28%         1.74%         1.73%


* Expenses are equal to the classes' annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


12 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


BOND RATING SUMMARY*
April 30, 2006 (unaudited)

NATIONAL PORTFOLIO
Quality Rating
[ ]  34.2%   AAA                     [PIE CHART OMITTED]
[ ]  17.7%   AA
[ ]  14.2%   A
[ ]  21.7%   BBB
[ ]  11.7%   BB
[ ]   0.5%   B


CALIFORNIA PORTFOLIO
Quality Rating
[ ]  54.9%   AAA                     [PIE CHART OMITTED]
[ ]   4.8%   AA
[ ]  15.4%   A
[ ]  17.4%   BBB
[ ]   7.4%   BB
[ ]   0.1%   B


NEW YORK PORTFOLIO
Quality Rating
[ ]  52.2%   AAA                     [PIE CHART OMITTED]
[ ]  16.2%   AA
[ ]  19.0%   A
[ ]   5.1%   BBB
[ ]   7.1%   BB
[ ]   0.4%   B


* All data are as of April 30, 2006. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 13


BOND RATING SUMMARY*
April 30, 2006 (unaudited)

INSURED NATIONAL PORTFOLIO
Quality Rating
[ ]  71.7%   AAA                     [PIE CHART OMITTED]
[ ]  26.0%   AA
[ ]   2.2%   A
[ ]   0.1%   BBB


INSURED CALIFORNIA PORTFOLIO
Quality Rating
[ ]  98.1%   AAA                     [PIE CHART OMITTED]
[ ]   1.9%   AA


* All data are as of April 30, 2006. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


14 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-98.9%

Long-Term Municipal Bonds-98.9%
Alabama-1.5%
Jefferson Cnty
  Ltd Oblig Sch Warrants Ser 04A
  5.25%, 1/01/18-1/01/23                             $  3,900     $   4,066,599
Montgomery Spl Care Facs Fin Auth Rev
  (Baptist Health) Ser 04C
  5.25%, 11/15/29                                       2,190         2,371,420
                                                                  -------------
                                                                      6,438,019
Alaska-0.5%
Anchorage Waste Wtr Rev
  MBIA Ser 04
  5.125%, 5/01/29                                       2,075         2,155,614

Arizona-2.5%
Estrella Mtn Ranch CFD
  (Desert Village) Ser 02
  7.375%, 7/01/27                                       2,810         3,008,218
Phoenix Civic Impt Corp Wastewtr Sys Rev
  MBIA Ser 04
  5.00%, 7/01/23                                        1,750         1,817,585
Pima Cnty IDA
  (Horizon Cmnty Learning Center) Ser 05
  5.125%, 6/01/20                                       3,310         3,264,024
Sundance CFD
  Ser 02
  7.75%, 7/01/22                                          875           953,426
Vistancia CFD
  Ser 02
  6.75%, 7/15/22                                        2,000         2,108,500
                                                                  -------------
                                                                     11,151,753
California-3.2%
California Dept of Wtr
  Ser 02A
  5.375%, 5/01/22                                       2,000         2,185,660
California GO
  AMBAC Ser 02B
  5.00%, 4/01/27                                        2,650         2,711,082
  Ser 02
  5.25%, 4/01/30                                          825           856,334
  Ser 04
  5.125%, 2/01/28                                       1,000         1,032,490
Chula Vista IDR
  (San Diego Gas) Ser 96A
  5.30%, 7/01/21                                        4,000         4,200,320


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 15


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Manteca Uni Sch Dist
  MBIA Ser 01
  Zero coupon, 9/01/31                              $  11,910     $   3,326,344
                                                                  -------------
                                                                     14,312,230
Colorado-2.0%
Colorado Ed & Cult Facs Auth Rev
  (Knowledge Quest Charter Sch) Ser 05
  6.50%, 5/01/36                                          500           500,665
Colorado HFA SFMR
  (Mtg Rev) Ser 99A-2 AMT
  6.45%, 4/01/30                                          715           740,940
Colorado Hlth Facs Auth Rev
  (Parkview Med Ctr) Ser 04
  5.00%, 9/01/25                                        1,690         1,696,050
Murphy Creek Metro Dist No 3
  (Ref & Impt) Ser 06
  6.00%, 12/01/26                                         500           522,455
Park Creek Metro Dist Rev
  (Ref-Sr-Ltd Tax Ppty Tax) Ser 05
  5.50%, 12/01/30                                       2,400         2,458,032
PV Wtr & San Met Dist
  Cap Appreciation Ser 06
  Zero coupon, 12/15/17                                 4,500         2,250,855
Todd Creek Farms Metro Dist No 1 Wtr Rev
  (Ref & Impt) Ser 04
  6.125%, 12/01/19                                        820           818,336
                                                                  -------------
                                                                      8,987,333
Connecticut-0.2%
Connecticut Hlth & Ed Facs Auth Rev
  (Griffin Hosp) RADIAN Ser 05B
  5.00%, 7/01/23                                          750           769,920

Florida-18.9%
Beacon Tradeport CDD
  Ser 02B
  7.25%, 5/01/33                                          170           180,419
Bonnet Creek CDD
  Ser 02
  7.25%, 5/01/18                                        2,000         2,164,820
Clay Cnty CDD
  (Crossings at Fleming Island) Ser 00C
  7.05%, 5/01/15                                        1,965         2,089,286
Collier Cnty IDR
  (Southern St Util) Ser 96 AMT
  6.50%, 10/01/25                                       3,605         3,685,247
Fiddlers Creek CDD
  Ser 96
  7.50%, 5/01/18                                          895           920,248


16 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Gateway CDD
  (Sun City Center)
  5.50%, 5/01/10                                      $   500     $     502,860
Indian Trace Dev Dist Spl Assmt
  (Wtr Mgmt Spl Benefit) MBIA Ser 05
  5.00%, 5/01/22-5/01/23                                1,800         1,885,054
Jacksonville Elec Auth
  Ser 02A
  5.50%, 10/01/41                                       3,750         3,847,050
Jacksonville Hosp Rev
  (Mayo Clinic) Ser 01C
  5.50%, 11/15/36                                       6,750         7,181,190
Lee Cnty CDD
  (Miromar Lakes) Ser 00A
  7.25%, 5/01/12                                        4,200         4,396,812
  (Stoneybrook) Ser 98
  5.70%, 5/01/08                                           85            85,000
Lee Cnty CFD
  (Herons Glen) Ser 99
  6.00%, 5/01/29                                        6,300         6,429,843
Lee Cnty HFA SFMR
  (Mtg Rev) GNMA/FNMA Ser 00A-1 AMT
  7.20%, 3/01/33                                           95            96,003
Lee Cnty Trans Fac
  (Sanibel Brdgs & Causway) CIFG Ser 05B
  5.00%, 10/01/30                                       1,600         1,660,768
Manatee Cnty CDD
  (Tara) Ser 00A
  7.15%, 5/01/31                                        1,880         1,982,723
Marshall Creek CDD
  Ser 02A
  6.625%, 5/01/32                                       1,705         1,781,930
Miami Beach Hosp Rev
  (Mt Sinai Med Center) Ser 01A
  6.80%, 11/15/31                                       3,500         3,854,900
Miami Dade Cnty HFA MFHR
  (Marbrisa Apts) FSA Ser 00-2A AMT
  6.15%, 8/01/38                                        4,200         4,435,200
Northern Palm Beach Cnty
  (ABACOA) Ser 96A
  7.20%, 8/01/16                                        8,000         8,229,120
  7.30%, 8/01/27                                        8,000         8,231,040
Orange Cnty HFA MFHR
  (Seminole Pt Proj) Ser 99L AMT
  5.80%, 6/01/32                                        5,000         5,060,450
Orlando Assess Dist
  (Conroy Rd Proj) Ser 98A
  5.80%, 5/01/26                                        3,250         3,296,150
Pasco Cnty HFA MFHR
  (Pasco Woods Apts) Ser 99A AMT
  5.90%, 8/01/39                                        3,690         3,820,515


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 17


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pier Park CDD
  Ser 02-1
  7.15%, 5/01/34                                     $  3,245     $   3,457,028
Preserve at Wilderness Lake CDD
  Ser 02B
  6.20%, 11/01/08                                         190           190,346
Volusia Cnty Ed Fac
  (Embry-Riddle Aero Univ) Ser 96A
  6.125%, 10/15/26                                      4,135         4,261,449
                                                                  -------------
                                                                     83,725,451
Illinois-3.4%
Chicago Arpt Rev
  (O'Hare Int'l Arpt) XLCA Ser 03B-1
  5.25%, 1/01/34                                        3,400         3,543,344
Chicago HFA SFMR
  (Mtg Rev) GNMA/FNMA/FHLMC Ser 98A AMT
  6.45%, 9/01/29                                          360           368,975
  (Mtg Rev) GNMA/FNMA/FHLMC Ser 98C-1 AMT
  6.30%, 9/01/29                                          295           298,322
  (Mtg Rev) GNMA/FNMA/FHLMC Ser 99A AMT
  6.35%, 10/01/30                                         355           367,269
  (Mtg Rev) GNMA/FNMA/FHLMC Ser 99C AMT
  7.05%, 10/01/30                                          90            89,896
Chicago Spec Assess
  (Lake Shore East) Ser 03
  6.75%, 12/01/32                                       3,500         3,746,645
Gilberts Special Service Area No 15 Spl Tax
  (Gilberts Town Ctr Proj) Ser 05
  6.00%, 3/01/28                                        2,430         2,411,969
Illinois Fin Auth Rev
  (Inst of Technology) Ser 06A
  5.00%, 4/01/31                                          750           754,628
Manhattan
  No. 04-1 (Brookstone Springs Proj) Ser 05
  5.875%, 3/01/28                                       1,685         1,697,435
Met Pier & Expo Auth
  (McCormick Place) MBIA Ser 02A
  5.25%, 6/15/42                                        1,750         1,827,997
                                                                  -------------
                                                                     15,106,480
Indiana-0.7%
Hendricks Cnty Bldg Facs Corp
  (First Mtg) Ser 04
  5.50%, 7/15/23                                        1,165         1,260,483
Indiana St Dev Fin Auth Rev
  (Exempt Facs Inland Steel) Ser 97
  5.75%, 10/01/11                                       1,825         1,858,544
                                                                  -------------
                                                                      3,119,027


18 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Louisiana-1.5%
De Soto Parish PCR
  (Int'l Paper Co) Ser 02A
  5.00%, 10/01/12                                    $  2,200     $   2,240,964
Louisiana Arpt Fac
  (Cargo ACQ Grp) Ser 02 AMT
  6.65%, 1/01/25                                        1,035         1,090,279
New Orleans GO
  MBIA Ser 05
  5.00%, 12/01/29                                       3,420         3,469,282
                                                                  -------------
                                                                      6,800,525
Maryland-2.6%
Maryland CDA SFMR
  (Mtg Rev) Ser 00A AMT
  6.10%, 7/01/38                                        6,285         6,483,480
Maryland IDR
  (Med Waste Assoc) Ser 89 AMT
  8.75%, 11/15/10(a)                                    1,225           928,182
Tax Exempt Municipal Infrastructure
  Ser 04A
  3.80%, 5/01/08(b)                                     4,007         3,963,805
                                                                  -------------
                                                                     11,375,467
Massachusetts-7.5%
Massachusetts Dev Fin Agy Hlth Fac
  (Seven Hills) Asset Gty Ser 99
  5.15%, 9/01/28                                        6,035         6,165,416
Massachusetts GO
  Ser 02C Prerefunded
  5.25%, 11/01/30                                       1,780         1,914,586
  Ser 02C Unrefunded
  5.25%, 11/01/30                                       3,220         3,463,464
Massachusetts Port Auth
  Ser 99D AMT
  6.00%, 7/01/29                                        7,500         7,991,325
Massachusetts Port Auth Spec Fac
  (BosFuel Corp) MBIA Ser 97 AMT
  6.00%, 7/01/36                                       11,920        12,287,971
New England Student Loan Rev
  Ser 93H AMT
  6.90%, 11/01/09                                       1,500         1,564,485
                                                                  -------------
                                                                     33,387,247
Michigan-5.1%
Detroit Dev Fin Auth
  (DaimlerChrysler Plant) Ser 98A
  5.50%, 5/01/21                                          535           497,930
Kent Hosp Fin Auth
  (Met Hosp Proj) Ser 05A
  5.75%, 7/01/25                                          710           748,169


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 19


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Michigan HDA MFHR
  (Rental Rev) AMBAC Ser 97A AMT
  6.10%, 10/01/33                                    $  1,000     $   1,039,690
Michigan Hosp Fin Auth
  (Sparrow Med Ctr) Ser 01
  5.625%, 11/15/36                                      2,650         2,756,265
  (Trinity Health) Ser 00A
  6.00%, 12/01/27                                       4,515         4,885,456
Michigan State Hosp Fin Auth
  (Marquette Gen Hosp Oblig Grp) Ser 05A
  5.00%, 5/15/26                                        1,150         1,141,352
Midland Cnty PCR
  (CMS Energy) Ser 00A AMT
  6.875%, 7/23/09                                       2,900         2,913,079
Plymouth Ed Ctr Charter Sch Public Sch
  Academy Rev
  Ser 05
  5.375%, 11/01/30                                      2,000         1,958,940
Saginaw Hosp Fin Auth Hosp Rev
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30                                        6,125         6,689,174
                                                                  -------------
                                                                     22,630,055
Minnesota-1.6%
Minn-St Paul Met Arpt Rev
  FGIC Ser 00B AMT
  6.00%, 1/01/21                                        3,520         3,749,363
Shakopee Hlth Care Facs Rev
  (St. Francis Regl Med Ctr) Ser 04
  5.10%, 9/01/25                                        2,700         2,751,165
St Paul Hsg & Redev Auth Hosp Rev
  (Hlth East Proj) Ser 05
  6.00%, 11/15/25                                         500           538,650
                                                                  -------------
                                                                      7,039,178
Missouri-0.7%
Kansas City Arpt Fac Rev
  (Cargo ACQ Grp) Ser 02
  6.25%, 1/01/30                                        1,980         2,089,514
Missouri Dev Fin Brd Infrastructure Fac Rev
  (Crackerneck Creek Project) Ser 05C
  5.00%, 3/01/26                                        1,000         1,008,310
                                                                  -------------
                                                                      3,097,824
Nevada-0.8%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj) RADIAN Ser 03A
  5.125%, 9/01/29                                       2,700         2,745,144
North Las Vegas CDD
  Ser 03
  6.40%, 12/01/22                                         990         1,019,938
                                                                  -------------
                                                                      3,765,082


20 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New Hampshire-0.9%
New Hampshire Bus Fin Auth PCR
  (Public Service Co) Ser 93E AMT
  6.00%, 5/01/21                                     $  4,000     $   4,150,600

New Jersey-4.6%
Morris-Union Jointure Commn COP
  RADIAN Ser 04
  5.00%, 5/01/27                                        5,175         5,283,986
New Jersey Eco Dev Auth Rev
  (Sch Facs Constr) Ser 05O
  5.25%, 3/01/25                                        6,200         6,512,232
New Jersey Ed Facs Auth Rev
  (High Ed Cap Impt) AMBAC Ser 02A
  5.25%, 9/01/21                                        8,005         8,481,057
                                                                  -------------
                                                                     20,277,275
New York-6.8%
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj) FSA Ser 04
  5.75%, 5/01/25-5/01/26                                3,800         4,228,850
New York City Ed Fac
  (Lycee Francais) ACA Ser 02C
  6.80%, 6/01/28                                        2,500         2,619,300
New York City GO
  Ser 03
  5.50%, 8/01/21                                        5,000         5,360,100
  Ser 03
  5.75%, 3/01/15                                        2,350         2,555,413
  Ser 03I
  5.75%, 3/01/17                                        1,900         2,070,772
  Ser 04G
  5.00%, 12/01/23                                         895           922,029
  Ser 97A Prerefunded
  6.25%, 8/01/17                                        5,750         5,872,361
New York City TFA
  Ser 05A-2
  5.00%, 11/01/17                                       5,000         5,278,450
New York State HFA
  (Eco Dev & Hsg) FGIC Ser 05A
  5.00%, 9/15/25                                        1,200         1,252,332
                                                                  -------------
                                                                     30,159,607
Ohio-5.5%
Cuyahoga Cnty
  (Port Auth Rev) Ser 01
  7.35%, 12/01/31                                       5,400         5,631,066
Franklin Cnty
  (OCLC Online Computer Libry Ctr) Ser 98
  5.20%, 10/01/20                                       1,200         1,241,124


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 21


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Port Auth of Columbiana Cnty SWR
  (Apex Environmental Llc) Ser 04A AMT
  7.125%, 8/01/25                                    $  1,240     $   1,231,568
Toledo Lucas Cnty Port Auth Rev
  (Crocker Park Proj) Ser 03
  5.375%, 12/01/35                                      5,000         5,206,800
Toledo Lucas Cnty Port Fac Rev
  (CSX Transp) Ser 92
  6.45%, 12/15/21                                       9,730        11,030,220
                                                                  -------------
                                                                     24,340,778
Oregon-1.4%
Forest Grove Rev
  (Ref & Campus Impt Pacific Proj A)
  RADIAN Ser 05A
  5.00%, 5/01/28                                        2,995         3,053,672
Oregon Hsg Dev Agy SFMR
  (Mtg Rev) Ser 02B AMT
  5.45%, 7/01/32                                        2,900         2,943,471
                                                                  -------------
                                                                      5,997,143
Pennsylvania-4.6%
Ephrata Area Sch Dist
  Ser 05 FGIC
  5.00%, 3/01/22                                        2,565         2,682,143
Montgomery Cnty Hosp Rev
  (Abington Mem Hosp) Ser 02A
  5.125%, 6/01/32                                       2,000         2,028,940
Montgomery Cnty IDA Rev
  (Whitemarsh Con Care Proj) Ser 05
  6.00%, 2/01/21                                        1,210         1,275,050
Pennsylvania HFA
  FSA Ser 03-1235
  8.12%, 6/01/08(c)                                       575           575,000
  Ser 04-1263 AMT
  6.226%, 6/01/07(c)                                      625           625,000
Pennsylvania HFA SFMR
  (Mtg Rev) Ser 03 AMT
  4.32%, 6/01/08(c)                                     3,451         3,450,954
Pennsylvania Hgr Ed Hosp Rev
  (UPMC) Ser 01A
  6.00%, 1/15/31                                        3,845         4,173,901
Philadelphia Auth IDR
  (Leadership Learning Partners) Ser 05A
  5.25%, 7/01/24                                        1,030           988,851
South Central Hosp Rev
  (Wellspan Health) MBIA Ser 01
  5.25%, 5/15/31                                          685           719,134
  Prerefunded MBIA Ser 01
  5.25%, 5/15/31(d)                                     3,115         3,356,288


22 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Susquehanna Area Regl Arpt Auth
  (Aero Harrisburg Llc Proj) Ser 99
  5.50%, 1/01/24                                     $    500     $     477,315
                                                                  -------------
                                                                     20,352,576
South Carolina-1.3%
Dorchester Cnty Sch Dist No 2
  (No 002 Installment Pur Rev) Ser 06
  5.00%, 12/01/30                                       1,500         1,522,110
Newberry Investing in Childrens Ed
  (Newberry Cnty Sch Dist Proj) Ser 05
  5.00%, 12/01/27-12/01/30                              4,225         4,304,726
                                                                  -------------
                                                                      5,826,836
Tennessee-0.3%
Johnson City Hlth & Ed Facs Hosp Rev
  (First Mtg-MTN Sts Hlth) Ser 06A
  5.50%, 7/01/31                                        1,360         1,409,178

Texas-16.5%
Alliance Arpt Fac
  (Federal Express) Ser 96 AMT
  6.375%, 4/01/21                                      12,550        12,808,781
Brownwood ISD
  (Schl Bldg) FGIC Ser 05
  5.25%, 2/15/22-2/15/24                                3,505         3,732,740
Corpus Christi Arpt Rev
  (Corpus Christi Int'l) FSA Ser 00B
  5.375%, 2/15/30                                       7,100         7,475,519
Dallas-Fort Worth Arpt Rev
  (Int'l Arpt) FGIC Ser 01 AMT
  5.50%, 11/01/35                                      13,400        13,894,058
Ector Cnty Sch Dist
  Ser 03
  5.25%, 8/15/27                                        3,000         3,166,800
Garza Cnty Pub Fac Corp
  Ser 05
  5.50%, 10/01/19                                         535           549,284
Grapevine Arpt Rev
  (Cargo ACQ Grp) Ser 02 AMT
  6.50%, 1/01/24                                        1,000         1,069,970
Guadalupe-Blanco Riv Auth & Surp
  (Contract & Sub Wtr Res) MBIA Ser 04A
  5.00%, 8/15/24                                        1,440         1,478,923
Hidalgo Cnty Hlth Svcs
  (Mission Hosp Inc Proj) Ser 05
  5.00%, 8/15/14-8/15/19                                  730           733,028
Houston Arpt Rev
  (Cargo ACQ Grp) Ser 02 AMT
  6.375%, 1/01/23                                       3,000         3,191,700
Laredo ISD Pub Fac Corp
  Lease Rev AMBAC Ser 04A
  5.00%, 8/01/24                                        1,000         1,025,410


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 23


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lubbock
  (Ctfs Oblig-Tax & Wtrwks Surp) FSA
  5.125%, 2/15/24                                    $  3,335     $   3,496,947
Richardson Hosp Auth Rev
  (Richardson Regional) Ser 04
  5.875%, 12/01/24                                      2,310         2,415,336
  6.00%, 12/01/19                                       1,830         1,964,450
San Antonio GO
  Ser 02 Unrefunded
  5.00%, 2/01/22                                        3,060         3,152,106
Seguin Hgr Ed Rev
  (Texas Lutheran Univ Proj) Ser 04
  5.25%, 9/01/28                                        1,000         1,003,270
Texas Turnpike Auth Rev
  (First Tier) AMBAC Ser 02A
  5.50%, 8/15/39                                        7,500         7,977,675
Tyler Hosp Rev
  (Mother Francis Regl Hlth) Ser 01
  6.00%, 7/01/31                                        3,900         4,108,533
                                                                  -------------
                                                                     73,244,530
U.S. Virgin Islands-1.8%
Virgin Islands Pub Fin Auth
  FSA Ser 03
  5.00%, 10/01/13-10/01/14                              2,025         2,153,586
  5.25%, 10/01/15-10/01/17                              5,460         5,879,580
                                                                  -------------
                                                                      8,033,166
Virginia-1.7%
Arlington IDA Hosp Rev
  (Arlington Hlth Sys) Ser 01
  5.25%, 7/01/31                                        1,000         1,076,530
Bell Creek CDD
  Ser 03A
  6.75%, 3/01/22                                        2,043         2,089,989
Broad Str Parking Fac
  Ser 03
  7.50%, 6/01/33                                        3,000         3,255,540
Pocahontas Pkwy Assoc Toll Rd Rev
  (Cap Appreciation) Sr Ser 98B
  Zero coupon, 8/15/15                                  2,000         1,205,220
                                                                  -------------
                                                                      7,627,279
Wisconsin-0.8%
Milwaukee Arpt Rev
  (Cargo ACQ Grp) Ser 02 AMT
  6.50%, 1/01/25                                        2,335         2,498,380
Wisconsin Hlth & Ed Fac Auth Rev
  (Bell Tower Residence Proj) Ser 05
  5.00%, 7/01/25                                        1,270         1,266,812
                                                                  -------------
                                                                      3,765,192


24 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-98.9%
  (cost $424,014,925)                                             $ 439,045,365
Other assets less liabilities-1.1%                                    4,849,136

Net Assets-100%                                                   $ 443,894,501


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                               Rate Type
                                        -----------------------
                                          Payments    Payments
                 Notional                   made      received     Unrealized
    Swap          Amount   Termination     by the      by the     Appreciation/
Counterparty      (000)        Date      Portfolio   Portfolio   (Depreciation)
-------------------------------------------------------------------------------
Citigroup        $4,700      6/22/07        BMA*       2.962%      $(36,165)
Goldman Sachs     2,300      7/05/06        BMA*       3.283%        (1,896)
Goldman Sachs     2,300      1/05/07        BMA*       3.405%        (4,005)
J.P. Morgan       4,400      4/05/07        BMA*       2.988%       (26,424)
J.P. Morgan+      2,200     10/01/07        BMA*       3.635%           420
Morgan Stanley    2,300     10/06/06        BMA*       3.217%        (4,831)


*  BMA (Bond Market Association)

+ Represents a forward interest rate swap whose effective date of the exchange of cash flows is June 7, 2006.

(a)  Security is in default and is non-income producing.

(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the market value of these securities amounted to $3,963,805 or 0.9% of net assets.

(c) Inverse floater--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(d) Represents entire or partial position segregated as collateral for interest rate swaps.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 25


Glossary of Terms:

ACA     - American Capital Access Financial Guaranty Corporation
AMBAC   - American Municipal Bond Assurance Corporation
AMT     - Alternative Minimum Tax-(subject to)
CDA     - Community Development Administration
CDD     - Community Development District
CFD     - Community Facilities District
CIFG    - CIFG Assurance North America, Inc.
COP     - Certificate of Participation
FGIC    - Financial Guaranty Insurance Company
FHLMC   - Federal Home Loan Mortgage Corporation
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance, Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority
HFA     - Housing Finance Authority
IDA     - Industrial Development Authority
IDR     - Industrial Development Revenue
ISD     - Independent School District
MBIA    - Municipal Bond Investors Assurance
MFHR    - Multi-Family Housing Revenue
MTN     - Medium Term Note
PCR     - Pollution Control Revenue
RADIAN  - Radian Group, Inc.
SFMR    - Single-Familty Mortgage Revenue
SWR     - Solid Waste Revenue
TFA     - Transitional Finance Authority
XLCA    - XL Capital Assurance


See notes to financial statements.


26 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-98.8%

Long-Term Municipal Bonds-97.5%
Alabama-0.7%
Jefferson Cnty Wtr & Swr Rev
  FGIC Ser 02B
  5.00%, 2/01/41                                       $  625     $     663,806
  FGIC Ser 02B Prerefunded
  5.00%, 2/01/41                                          375           397,219
                                                                  -------------
                                                                      1,061,025
Alaska-1.8%
Alaska HFC SFMR
  (Mtg Rev) MBIA Ser 97A
  6.00%, 6/01/27                                        2,635         2,659,426

California-6.9%
California GO
  AMBAC Ser 02B
  5.00%, 4/01/27                                        3,000         3,069,150
  FSA Ser 03
  5.00%, 2/01/29                                        1,445         1,481,963
  Ser 04
  5.125%, 2/01/28                                       1,500         1,548,735
Golden State
  Tob Settlement Bonds XLCA Ser 03B
  5.50%, 6/01/33                                        2,000         2,184,560
San Bernardino Cnty Redev
  (Ontario Proj #1) MBIA Ser 93 ETM
  5.80%, 8/01/23                                        2,000         2,009,820
                                                                  -------------
                                                                     10,294,228
Colorado-5.9%
Northwest Parkway Toll Rev
  FSA Ser 01C
  Zero coupon, 6/15/25(a)                               9,000         7,716,060
SBC Met Dist
  ACA Ser 05
  5.00%, 12/01/29                                       1,000           999,960
                                                                  -------------
                                                                      8,716,020
Florida-2.1%
Volusia Cnty Hlth Fac
  (John Knox Village) Asset Gty Ser 96A
  6.00%, 6/01/17                                        3,000         3,062,160

Illinois-7.1%
Chicago Arpt Rev
  (O'Hare Int'l Arpt) XLCA Ser 03B-1
  5.25%, 1/01/34                                        1,700         1,771,672


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 27


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chicago Stadium Rev
  (Soldier Field) AMBAC Ser 01
  Zero coupon, 6/15/30(a)                             $ 8,000     $   6,944,080
Met Pier & Expo Auth
  (McCormick Place) MBIA Ser 02A
  5.25%, 6/15/42                                        1,750         1,827,997
                                                                  -------------
                                                                     10,543,749
Louisiana-0.4%
New Orleans GO
  MBIA Ser 05
  5.00%, 12/01/29                                         570           578,214

Massachusetts-6.0%
Massachusetts Hlth & Ed Fac Hosp Rev
  (Berkshire Hlth Sys) Asset Gty RADIAN
  Ser 01E
  5.70%, 10/01/25                                       6,800         7,329,448
  (Cape Cod Healthcare) Asset Gty RADIAN
  Ser 01C
  5.25%, 11/15/31                                       1,600         1,665,104
                                                                  -------------
                                                                      8,994,552
Michigan-7.7%
Detroit Wtr Sply Sys
  FGIC Ser 01
  5.50%, 7/01/33                                        1,450         1,549,659
Kalamazoo Hosp Rev
  (Borgess Med Ctr) FGIC Ser 94A ETM
  6.908%, 6/01/11(b)                                    5,140         5,158,812
Michigan Mun Bd Auth Rev
  (Sch Dist City of Detroit) FSA Ser 05
  5.00%, 6/01/20                                        1,500         1,561,005
Michigan Trunk Line Fund
  FSA Ser 01A
  5.25%, 11/01/30                                       1,000         1,064,660
PontiacTax Increment
  ACA Ser 02
  5.625%, 6/01/22                                         700           736,421
Royal Oak Hosp Rev
  (William Beaumont) MBIA Ser 01M
  5.25%, 11/15/35                                       1,300         1,334,463
                                                                  -------------
                                                                     11,405,020
Minnesota-4.4%
Waconia Hlth Fac
  (Ridgeview Med Ctr) Asset Gty Ser 99A
  6.125%, 1/01/29                                       6,095         6,520,919

Nevada-1.4%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj) RADIAN Ser 03A
  5.125%, 9/01/29                                       2,100         2,135,112


28 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New Hampshire-1.6%
New Hampshire Hosp Rev
  (Mary Hitchcock Hosp) FSA Ser 02
  5.50%, 8/01/27                                     $  2,250     $   2,424,173

New Jersey-4.6%
Morris-Union Jointure COP
  RADIAN Ser 04
  5.00%, 5/01/27                                        1,700         1,735,802
New Jersey Ed Facs Auth Rev
  AMBAC Ser 02A
  5.125%, 9/01/22                                       2,500         2,614,450
  (High Ed Cap Impt) AMBAC Ser 02A
  5.25%, 9/01/21                                        2,420         2,563,917
                                                                  -------------
                                                                      6,914,169
New York-6.5%
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj) FSA Ser 04
  5.75%, 5/01/26                                        1,300         1,445,899
Nassau Cnty Hlth Fac
  (Nassau Hlth Sys Rev) FSA Ser 99
  5.75%, 8/01/29                                        7,600         8,201,844
                                                                  -------------
                                                                      9,647,743
North Carolina-0.7%
North Carolina Eastern Municipal Pwr Agy
  Pwr Sys Rev
  Ref Ser 05A
  5.25%, 1/01/20                                        1,000         1,065,440

Ohio-8.7%
Hamilton Cnty Sales Tax Rev
  AMBAC Ser 00B
  5.25%, 12/01/32                                       7,100         7,401,395
Summit Cnty GO
  FGIC Ser 00 Prerefunded
  6.00%, 12/01/21                                       5,000         5,522,300
                                                                  -------------
                                                                     12,923,695
Pennsylvania-9.5%
Allegheny Cnty Hgr Ed Rev
  (Carnegie Mellon Univ) Ser 02
  5.50%, 3/01/28                                        6,665         7,129,684
Pennsylvania Turnpike Transp Rev
  AMBAC Ser 01
  5.25%, 7/15/41                                        6,500         7,000,370
                                                                  -------------
                                                                     14,130,054
Puerto Rico-4.9%
Puerto Rico Elec Pwr Auth
  XLCA Ser 02-1
  5.25%, 7/01/22(c)                                     6,935         7,372,113


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 29


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rhode Island-4.7%
Rhode Island Eco Dev Auth
  (Providence Place Mall Proj) Asset Gty Ser 00
  6.125%, 7/01/20                                    $  6,500     $   7,058,740

South Carolina-2.0%
Dorchester Cnty Sch Dist No 2
  (No 002 Installment Pur Rev) Ser 06
  5.00%, 12/01/29                                         400           410,232
Newberry Investing in Childrens Ed
  (Newberry Cnty Sch Dist Proj) Ser 05
  5.00%, 12/01/27-12/01/30                              2,450         2,498,701
                                                                  -------------
                                                                      2,908,933
Texas-8.1%
Carrollton Texas
  (Ref & Impt) AMBAC Ser 05
  5.25%, 8/15/25                                        4,300         4,554,173
Guadalupe-Blanco Riv Auth & Surp
  (Contract & Sub Wtr Res) MBIA Ser 04A
  5.00%, 8/15/24                                          455           467,299
Lubbock
  (Ctfs Oblig-Tax & Wtrwks Surp) FSA Ser 05
  5.125%, 2/15/23                                       3,160         3,318,158
San Antonio GO
  Ser 02
  5.00%, 2/01/23                                        1,485         1,526,654
Texas Turnpike Auth Rev
  (First Tier) AMBAC Ser 02A
  5.50%, 8/15/39                                        2,000         2,127,380
                                                                  -------------
                                                                     11,993,664
West Virginia-1.8%
Fairmont Higher Ed
  (Fairmont St Col) FGIC Ser 02A
  5.375%, 6/01/27                                       2,500         2,661,625

Total Long-Term Municipal Bonds
  (cost $137,351,731)                                               145,070,774

Short-Term Municipal Note(d)-1.3%
Nevada-1.3%
Clark Cnty Nev Sch Dist
  Ser 01A
  3.78%, 6/15/21                                        2,000         2,000,000

Total Investments-98.8%
  (cost $139,351,731)                                               147,070,774
Other assets less liabilities-1.2%                                    1,780,027

Net Assets-100%                                                   $ 148,850,801


30 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                         ----------------------
                                           Payments    Payments
                  Notional                   made      received    Unrealized
    Swap           Amount    Termination    by the     by the     Appreciation/
Counterparty       (000)        Date      Portfolio   Portfolio  (Depreciation)
-------------------------------------------------------------------------------
Citigroup          $1,600      6/22/07       BMA*       2.962%     $ (12,312)
Goldman Sachs         800      7/05/06       BMA*       3.283%          (660)
Goldman Sachs         800      1/05/07       BMA*       3.405%        (1,393)
J.P. Morgan         1,500      4/05/07       BMA*       2.988%        (9,008)
J.P Morgan+           800     10/01/07       BMA*       3.635%           153
Merrill Lynch++     1,000     10/21/16       BMA*       4.128%           792
Merrill Lynch       3,100     11/01/19      3.896%       BMA*         86,245
Merrill Lynch+++    2,500      7/30/26      4.090%       BMA*         86,888
Morgan Stanley        800     10/06/06       BMA*       3.217%        (1,680)


*  BMA (Bond Market Association)

+ Represents a forward interest rate swap whose effective date of the exchange of cash flows is June 7, 2006.

++ Represents a forward interest rate swap whose effective date for the exchange of cash flows is October 23, 2006.

+++ Represents a forward interest rate swap whose effective date for the exchange of cash flows is July 30, 2006.

(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b) Inverse floater--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(c) Represents entire or partial position segregated as collateral for interest rate swap.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit support or other credit support agreements.

Glossary of Terms:

ACA     - American Capital Access Financial Guaranty Corporation
AMBAC   - American Municipal Bond Assurance Corporation
COP     - Certificate of Participation
ETM     - Escrowed to Maturity
FGIC    - Financial Guaranty Insurance Company
FSA     - Financial Security Assurance, Inc.
GO      - General Obligation
HFC     - Housing Finance Corporation
IDA     - Industrial Development Authority
MBIA    - Municipal Bond Investors Assurance
RADIAN  - Radian Group, Inc.
SFMR    - Single-Familty Mortgage Revenue
XLCA    - XL Capital Assurance, Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 31


NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-97.6%

Long-Term Municipal Bonds-96.0%
Arizona-0.5%
Goodyear IDA Wtr & Swr Rev
  (Litchfield Park Proj) Ser 01 AMT
  6.75%, 10/01/31                                    $  1,000     $   1,086,670
Quailwood Meadows CFD
  Ser 04
  6.00%, 7/15/22                                        1,120         1,118,522
                                                                  -------------
                                                                      2,205,192
California-0.2%
California GO
  Ser 03
  5.25%, 11/01/25                                         650           680,719
  Ser 04
  5.20%, 4/01/26                                          350           366,618
                                                                  -------------
                                                                      1,047,337
Florida-3.0%
Crossings at Fleming Island CDD
  (Eagle Harbor) Ser 00
  7.10%, 5/01/30                                        5,500         5,781,435
Fiddlers Creek CDD
  Ser 96
  7.50%, 5/01/18                                        2,805         2,884,129
  Ser 99B
  5.80%, 5/01/21                                        1,185         1,214,850
Hammock Bay CDD
  Ser 04A
  6.15%, 5/01/24                                          800           797,136
Manatee Cnty CDD
  (Heritage Harbor South) Ser 02B
  5.40%, 11/01/08                                          55            54,962
Marshall Creek CDD
  Ser 02A
  6.625%, 5/01/32                                         950           992,864
Midtown Miami CDD
  Ser 04A
  6.00%, 5/01/24                                        2,500         2,650,075
                                                                  -------------
                                                                     14,375,451
Georgia-0.1%
Atlanta Tax Alloc
  (Eastside Proj) Ser 05B
  5.60%, 1/01/30                                          500           509,485


32 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Guam-0.1%
Guam Wtrwrks Auth Wtr & Wastewtr Sts Rev
  Ser 05
  6.00%, 7/01/25                                     $    500     $     533,205

Illinois-0.9%
Antioch Village Spl Svc Area
  (Clublands Proj) Ser 03
  6.625%, 3/01/33                                       1,000         1,038,350
Plano Spl Svcs Area No.3
  (Lakewood Springs Proj) Ser 05A
  5.95%, 3/01/28                                        1,350         1,328,643
Yorkville Spl Svc Area
  (Raintree Vlg Proj) Ser 03
  6.875%, 3/01/33                                       1,951         2,058,851
                                                                  -------------
                                                                      4,425,844
Nevada-0.7%
Clark Cnty Impt Dist
  Ser 03
  6.10%, 8/01/18                                        1,500         1,551,810
Henderson Local Impt Dist
  Ser 03
  5.80%, 3/01/23                                          945           975,117
North Las Vegas CDD
  Ser 03
  6.40%, 12/01/22                                         990         1,019,938
                                                                  -------------
                                                                      3,546,865
New Jersey-0.4%
Garden St Pres Tr
  Open Space & Farmland FSA Ser 05A
  5.80%, 11/01/17                                       1,500         1,691,340

New York-85.1%
Cattaraugus Cnty Hgr Ed
  (Jamestown) Ser 00A
  6.50%, 7/01/30                                        1,000         1,122,110
Cortland Cnty Hosp Rev
  (Cortland Mem Hosp) RADIAN Ser 02
  5.25%, 7/01/32                                        2,700         2,802,546
Erie Cnty
  (Pub Impt) Ser 05A
  5.00%, 12/01/20                                       5,990         6,272,968
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj) FSA Ser 04
  5.75%, 5/01/24-5/01/25(a)                             3,800         4,232,954
Glen Cove IDR
  (The Regency at Glen Cove) Ser 92B ETM
  Zero coupon, 10/15/19                                11,745         6,446,713


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 33


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hempstead Hgr Ed
  (Adelphi Univ Civic Fac) Ser 02
  5.50%, 6/01/32                                     $  1,000     $   1,055,890
Herkimer Cnty IDR Hgr Ed
  (Herkimer CC Stud Hsg) Ser 00
  6.50%, 11/01/30                                       2,000         2,184,460
Horseheads CCRC
  (Appleridge Retrmt Cmnty) GNMA Ser 99
  5.75%, 9/01/41                                        4,000         4,230,560
Long Island Pwr Auth Elec Rev
  FGIC Ser 06 A
  5.00%, 12/01/24                                       4,000         4,173,640
  FSA Ser 01A
  5.25%, 9/01/28                                       10,000        10,442,600
  XLCA Ser 06A
  5.00%, 12/01/26                                       4,300         4,465,464
Metro Trans Auth of New York Rev
  AMBAC Ser 05B
  5.00%, 11/15/26                                       7,500         7,811,625
  Ser 05F
  5.00%, 11/15/30                                       3,500         3,596,110
Monroe Cnty MFHR
  (Southview Towers Proj) SONYMA
  Ser 00 AMT
  6.25%, 2/01/31                                        1,130         1,223,982
Montgomery Cnty IDA Lease Rev
  (HFM Boces) XLCA Ser 05A
  5.00%, 7/01/24                                        1,500         1,546,530
Nassau Cnty Interim Fin Auth
  (Sales Tax Secd) MBIA Ser 05A
  5.00%, 11/15/24                                       3,000         3,117,540
New York City Ed Fac
  (Lycee Francais) ACA Ser 02C
  6.80%, 6/01/28                                        2,500         2,619,300
  (Magen David Yeshivah Proj) ACA Ser 02
  5.70%, 6/15/27                                        2,500         2,613,725
  (Spence School)
  5.20%, 7/01/34                                        3,155         3,296,659
New York City GO
  FSA Ser 04E
  5.00%, 11/01/21                                       4,000         4,154,200
  Ser 01B Prerefunded 12/01/11 @ 100
  5.50%, 12/01/31                                       9,850        10,720,346
  Ser 01B Unrefunded
  5.50%, 12/01/31                                       2,150         2,281,042
  Ser 03
  5.75%, 3/01/15                                        2,350         2,555,413
  Ser 03I
  5.75%, 3/01/17                                        1,900         2,070,772
  Ser 04
  5.00%, 8/01/21                                       11,400        11,764,458


34 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser 04G
  5.00%, 12/01/23                                    $  3,225     $   3,322,395
  Ser 05J
  5.00%, 3/01/24                                       12,000        12,353,040
  Ser 96A Prerefunded
  6.25%, 8/01/17                                       15,500        15,829,840
  XLCA Ser 04I
  5.00%, 8/01/18                                       10,000        10,424,500
New York City HDC
  (NYC Hsg Auth) FGIC Ser 05P6-A
  5.00%, 7/01/19                                       10,000        10,440,100
New York City HDC MFHR
  (Rental Hsg) Ser 01C-2 AMT
  5.40%, 11/01/33                                       3,030         3,090,812
  (Rental Hsg) Ser 02A AMT
  5.50%, 11/01/34                                       1,250         1,275,537
New York City Hlth & Hosp Rev
  AMBAC Ser 03A
  5.25%, 2/15/22                                        5,700         6,018,744
New York City Hosp Rev
  (Health Sys) FSA Ser 02A
  5.125%, 2/15/23                                       1,500         1,561,110
New York City IDA
  (Brooklyn Navy Yard) Ser 97 AMT
  5.75%, 10/01/36                                       3,000         3,001,590
  (Staten Island Hosp) Ser 01B
  6.375%, 7/01/31                                       1,980         2,008,552
New York City IDA Spl Fac
  (Airis JFK Proj) Ser 01A
  5.50%, 7/01/28                                        9,000         9,183,420
  (British Airways) Ser 98 AMT
  5.25%, 12/01/32                                       1,175         1,066,501
  (Terminal One Group Assc Proj) Ser 05
  5.50%, 1/01/24                                          800           835,280
New York City Mun Wtr
  Ser 03A
  5.00%, 6/15/27                                        1,000         1,030,110
New York City Spec Fac
  (Museum of Modern Art) AMBAC Ser 01D
  5.125%, 7/01/31                                      14,000        14,572,320
New York City TFA
  Future Tax Secured MBIA Ser 03D
  5.25%, 2/01/18                                       10,000        10,604,500
  Ser 00B Prerefunded
  6.00%, 11/15/29                                       6,000         6,576,120
  Ser 02A
  5.50%, 11/01/26                                       5,000         5,384,550
  Ser 05A-2
  5.00%, 11/01/17                                       5,000         5,278,450


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 35


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York Convention Ctr Dev Corp Rev
  (Hotel Unit Fee Secured) AMBAC Ser 05
  5.00%, 11/15/30                                   $  10,000     $  10,384,000
New York State Dorm Auth
  (FHA Insd Maimonides) MBIA Ser 04
  5.75%, 8/01/29                                        3,515         3,922,213
  Ser 02
  5.00%, 7/01/32                                        4,000         4,265,800
New York State Dorm Auth Hlth Fac
  (Eger Rehab Ctr) FHA Ser 00
  6.10%, 8/01/37                                        3,695         4,088,517
  (Nursing Home) FHA Ser 02-34
  5.20%, 2/01/32                                        3,965         4,157,699
New York State Dorm Auth Hosp Rev
  (Mem Sloan-Kettering Ctr) MBIA Ser 03A
  5.00%, 7/01/22                                        5,000         5,185,400
  (Mount Sinai) NYU Health System Ser 00
  6.50%, 7/01/25                                        7,500         7,996,350
New York State Dorm Auth Lease Rev
  (Master Boces Program Wayne Finger) FSA
  Ser 04
  5.00%, 8/15/23                                        3,175         3,299,142
New York State Dorm Auth MFHR
  (Joachim & Anne Residence) Ser 02
  5.25%, 7/01/27                                        1,000         1,020,480
New York State Dorm Auth Rev
  (Leake & Watts Svcs Inc) MBIA Ser 04
  5.00%, 7/01/22-7/01/23                                3,275         3,399,221
  (Montefiore Hosp) FGIC/FHA Ser 04
  5.00%, 8/01/23                                        5,000         5,189,750
  (New York University) FGIC Ser 04A
  5.00%, 7/01/24                                        2,240         2,332,736
  (Rochester University) Ser 04A
  5.25%, 7/01/21-7/01/24                                1,825         1,935,327
  (Westchester Cnty Court Facs Lease) Ser 06A
  5.00%, 8/01/17                                        9,510        10,096,767
New York State Energy Res & Dev Auth Elec Rev
  (Long Island Ltg Co) Ser 95A AMT
  5.30%, 8/01/25                                        7,500         7,672,350
New York State MTA
  Ser 02
  5.25%, 11/15/31                                       5,000         5,227,400
  Ser 02A
  5.125%, 11/15/31                                      5,500         5,695,745
  5.25%, 11/15/30                                      10,000        10,483,700
New York State Mtg Agy SFMR
  (Mtg Rev) Ser 01-31A AMT
  5.30%, 10/01/31                                       8,500         8,650,110
  (Mtg Rev) Ser 82 AMT
  5.65%, 4/01/30                                        3,195         3,215,097


36 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York State SFMR
  (Mtg Rev) Ser 01-29 AMT
  5.45%, 4/01/31                                     $  9,000     $   9,187,740
New York State Twy Auth Personal Income Tax Rev
  (Transport) AMBAC Ser 04A
  5.00%, 3/15/24                                        5,000         5,204,300
New York State UDC
  (Empire State) Ser 02A
  5.25%, 3/15/32                                        3,945         4,247,384
  (State Pers Income Tax) AMBAC Ser 05A-1
  5.00%, 12/15/25                                       2,450         2,562,185
Niagara Frontier Trans Arpt Rev
  (Buffalo Niagara) MBIA AMT
  5.625%, 4/01/29                                       2,500         2,638,425
Onondaga Cnty IDA Airport Fac
  (Cargo ACQ Grp) Ser 02 AMT
  6.125%, 1/01/32                                       1,000         1,048,360
Onondaga Cnty IDR Swr Rev
  (Anheuser Busch) Ser 99 AMT
  6.25%, 12/01/34                                       2,000         2,134,120
Onondaga Cnty PCR
  (Bristol-Myers Squibb) AMT
  5.75%, 3/01/24                                        4,000         4,441,320
Port Auth of NY & NJ
  (Cons One Hundred Forty-Second) Ser 06
  5.00%, 7/15/25                                       13,600        14,085,520
  (JFK Int'l Proj) MBIA Ser 97-6 AMT
  5.75%, 12/01/22                                       6,820         7,132,902
Spencerport Uni Sch Dist
  MBIA Ser 02
  5.00%, 6/15/21                                        2,500         2,602,800
Tob Settlement Bond
  Ser 03A-1
  5.50%, 6/01/14                                        5,000         5,226,800
Western Nassau Cnty Wtr Auth Wtr Sys Rev
  AMBAC Ser 05
  5.00%, 5/01/24                                        1,945         2,025,037
Yonkers IDA Health Fac
  (Malotz Pavilion Proj) MBIA Ser 99
  5.65%, 2/01/39                                          700           729,652
                                                                  -------------
                                                                    402,143,427
Ohio-0.2%
Port Auth of Columbiana Cnty SWR
  (Apex Environmental Llc) Ser 04A AMT
  7.125%, 8/01/25                                       1,200         1,191,840

Puerto Rico-4.0%
Puerto Rico Elec Pwr Auth
  XLCA Ser 02-1
  5.25%, 7/01/22(b)                                    10,000        10,630,300


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 37


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Puerto Rico HFC SFMR
  (Mtg Rev) Ser 01A
  5.20%, 12/01/33                                    $  1,725     $   1,743,768
Puerto Rico Hsg Fin Auth
  Capital Funding Program
  5.00%, 12/01/20                                       5,215         5,384,070
Puerto Rico Muni Fin Agy
  Ser 05A
  5.25%, 8/01/23                                          935           974,551
                                                                  -------------
                                                                     18,732,689
Virginia-0.8%
Bell Creek CDD
  Ser 03A
  6.75%, 3/01/22                                          680           695,640
Broad Str Parking Fac
  Ser 03
  7.50%, 6/01/33                                        2,680         2,908,282
                                                                  -------------
                                                                      3,603,922
Total Long-Term Municipal Bonds
  (cost $440,249,465)                                               454,006,597

Short-Term Municipal Notes(c)-1.6%
New York-0.3%
New York City TFA
  (NYC Recovery) Ser 02-Subser 3E
  3.78%, 11/01/22                                         500           500,000
Long Island Pwr Auth Elec Rev
  Ser 98-2B
  3.49%, 5/01/33                                        1,000         1,000,000
                                                                  -------------
                                                                      1,500,000
Utah-1.3%
Salt Lake Cnty PCR
  (Svc Station Hldgs Proj) Ser 94
  3.81%, 2/01/08                                        6,000         6,000,000

Total Short-Term Municipal Notes
  (cost $7,500,000)                                                   7,500,000

Total Investments-97.6%
  (cost $447,749,465)                                               461,506,597
Other assets less liabilities-2.4%                                   11,225,826

Net Assets-100%                                                   $ 472,732,423


38 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                 Rate Type
                                         ------------------------
                                          Payments     Payments
                 Notional                   made       received    Unrealized
    Swap          Amount    Termination    by the       by the    Appreciation/
Counterparty       (000)       Date       Portfolio   Portfolio  (Depreciation)
-------------------------------------------------------------------------------
Citigroup         $4,800      6/22/07       BMA*        2.962%      $(36,935)
Citigroup          2,200      1/25/26       BMA*        4.108%       (67,199)
Goldman Sachs      2,400      7/05/06       BMA*        3.283%        (1,979)
Goldman Sachs      2,400      1/05/07       BMA*        3.405%        (4,179)
J.P. Morgan        4,300      4/05/07       BMA*        2.988%       (25,823)
J.P. Morgan+       2,400     10/01/07       BMA*        3.635%           458
J.P. Morgan        4,500      6/15/15      3.777%        BMA*         68,836
Morgan Stanley     2,400     10/06/06       BMA*        3.217%        (5,041)


*  BMA (Bond Market Association)

+ Represents a forward interest rate swap whose effective date of the exchange of cash flows is June 7, 2006.


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                     Value at
              Number of   Expiration    Original     April 30,     Unrealized
Type          Contracts     Month        Value         2006       Depreciation
-------------------------------------------------------------------------------
U.S. T-Note
10 Yr Future      13      June 2006    $1,399,986    $1,372,515     $(27,471)


(a) Position, or portion thereof, with a market value of $250,738 has been segregated to collateralize margin requirements for open futures contracts.

(b) Represents entire or partial position segregated as collateral for interest rate swap.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit support or other credit support agreements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 39


Glossary of Terms:

ACA     - American Capital Access Financial Guaranty Corporation
AMBAC   - American Municipal Bond Assurance Corporation
AMT     - Alternative Minimum Tax-(subject to)
CCRC    - Congregate Care Retirement Center
CDD     - Community Development District
CFD     - Community Facilities District
COP     - Certificate of Participation
ETM     - Escrowed to Maturity
FGIC    - Financial Guaranty Insurance Company
FHA     - Federal Housing Administration
FSA     - Financial Security Assurance, Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDC     - Housing Development Corporation
HFC     - Housing Finance Corporation
IDA     - Industrial Development Authority
IDR     - Industrial Development Revenue
MBIA    - Municipal Bond Investors Assurance
MFHR    - Multi-Family Housing Revenue
MTA     - Metropolitan Transportation Authority
PCR     - Pollution Control Revenue
RADIAN  - Radian Group, Inc.
SFMR    - Single-Familty Mortgage Revenue
SONYMA  - State of New York Mortgage Agency
SWR     - Solid Waste Revenue
TFA     - Transitional Finance Authority
UDC     - Urban Development Corporation
XLCA    - XL Capital Assurance

See notes to financial statements.


40 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-96.5%

Long-Term Municipal Bonds-96.3%
California-95.7%
Acalanes California Union High Sch Dist
  (Ref-2013 Crossover) FSA Ser 05B
  5.25%, 8/01/24(a)                                  $  3,000     $   3,220,050
Banning Utility Auth Wtr & Enterprise Rev
  (Ref & Impt Proj) FGIC Ser 05
  5.25%, 11/01/30                                       7,265         7,723,058
California Dept of Wtr Res
  FGIC Ser 02A
  5.125%, 5/01/18                                      10,000        10,795,300
  Ser 02A
  5.375%, 5/01/21                                       3,000         3,278,490
California Dept Transp Rev
  FGIC Ser 04A
  5.00%, 2/01/13                                       10,000        10,658,500
California Ed Facs Auth Rev
  (University of Pacific) Ser 04
  5.00%, 11/01/20                                       1,000         1,021,510
  5.25%, 5/01/34                                        1,000         1,046,710
California GO
  5.00%, 2/01/32                                       13,200        13,409,088
  5.125%, 6/01/31                                       1,730         1,768,285
  5.25%, 2/01/30                                       14,000        14,518,140
  MBIA-IBC Ser 03
  5.25%, 2/01/16                                        2,050         2,187,555
  MBIA Ser 02
  5.00%, 2/01/32                                        3,500         3,567,970
  Ser 02
  5.25%, 4/01/30                                        1,175         1,219,627
  Ser 03
  5.25%, 2/01/24                                        3,500         3,664,920
  Ser 04
  5.00%, 2/01/33                                        6,925         7,040,093
  5.125%, 2/01/28                                       3,500         3,613,715
  5.30%, 4/01/29                                        6,400         6,716,544
California Health Fac Auth
  (Lucile Salter Packard Hosp) AMBAC Ser 03C
  5.00%, 8/15/21                                        3,365         3,474,598
California HFA SFMR
  (Mtg Rev) FHA Ser 95A-2 AMT
  6.45%, 8/01/25                                          345           348,478
  (Mtg Rev) Ser 99A-2 AMT
  5.25%, 8/01/26                                        1,705         1,709,586


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 41


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Hgr Ed
  (Col of Arts & Crafts) Ser 01
  5.875%, 6/01/30                                    $  2,200     $   2,291,278
California Hlth Fac Rev
  (Cottage Health Sys) MBIA Ser 03B
  5.00%, 11/01/23                                       2,500         2,575,550
California Poll Ctl Fin Auth
  (Pacific Gas & Elec) MBIA Ser 96A AMT
  5.35%, 12/01/16                                      15,500        16,397,140
  (So Calif Edison) MBIA Ser 99C AMT
  5.55%, 9/01/31                                        7,950         8,285,887
  (Tracy Material Recovery) ACA Ser 99A AMT
  5.70%, 8/01/14                                        3,670         3,755,328
California Pub Wks Bd Lease Rev
  (Coalinga) Ser 04A
  5.50%, 6/01/22-6/01/23                                6,790         7,221,820
  (Dept of Hlth Svcs-Richmond Lab)
  XLCA Ser 05B
  5.00%, 11/01/30                                       1,270         1,299,883
  (Univ of Calif Proj) Ser 05C
  5.00%, 4/01/23                                        3,130         3,229,816
  (Various Univ Calif Projs) Ser 04F
  5.00%, 11/01/26                                       8,065         8,272,593
California Rural MFA SFMR
  (Mtg Rev) GNMA/FNMA Ser 00B AMT
  6.25%, 12/01/31                                         165           165,894
  (Mtg Rev) GNMA/FNMA Ser 00D AMT
  6.00%, 12/01/31                                         520           522,137
  (Mtg Rev) GNMA/FNMA Ser 99A AMT
  5.40%, 12/01/30                                         450           454,901
  (Mtg Rev) MBIA Ser 99A AMT
  5.40%, 12/01/30                                       1,110         1,124,297
California State University Rev
  FGIC Ser 03A
  5.00%, 11/01/22                                       6,000         6,218,340
California Statewide Cmnty Dev Auth
  (Kaiser Hosp) Ser 01A
  5.55%, 8/01/31                                       18,000        18,838,800
  (San Diego Space & Science) Ser 96
  7.50%, 12/01/16                                       2,570         2,720,782
California Statewide Cmnty Dev Auth Ed Fac
  (Drew College Prep) Ser 00
  7.25%, 10/01/30                                       8,000         8,577,280
  (Saint Mark's Sch) Ser 01
  6.75%, 6/01/28                                        2,555         2,642,049
  (Sonoma Cntry Day Sch) Ser 99
  6.00%, 1/01/29                                       11,315        11,877,355
  (Wildwood Elem Sch) Ser 01
  7.00%, 11/01/29                                       4,000         4,294,760
  (Windward Sch) Ser 99
  6.90%, 9/01/23                                        1,960         2,007,256


42 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Statewide Cmnty Dev Auth Rev
  (Daughters of Charity Health) Ser 05A
  5.25%, 7/01/24                                     $  3,225     $   3,316,880
California Statewide MFHR
  (Highland Creek Apts) FNMA Ser 01K AMT
  5.40%, 4/01/34                                        5,745         5,867,771
  (Santa Paula Vlg Apt) FNMA Ser 98D AMT
  5.43%, 5/01/28                                        2,090         2,111,799
California Veterans Hsg
  AMBAC Ser 02A
  5.35%, 12/01/27                                      22,320        23,403,190
Carson Assmt Dist
  (Dominguez Tech Ctr) Ser 01-1
  6.35%, 9/02/23                                        3,825         3,950,498
  6.375%, 9/02/31                                       5,000         5,163,100
Castaic Lake Wtr Agy
  AMBAC Ser 04A
  5.00%, 8/01/16-8/01/18                                4,325         4,537,754
  MBIA Ser 01A
  5.20%, 8/01/30                                        1,625         1,678,576
Chino CFD
  (Spectrum South) Ser 99
  6.35%, 9/01/29                                        3,450         3,529,523
Chino Hills CFD
  (Fairfield Ranch) Ser 00
  6.95%, 9/01/30                                        5,200         5,487,768
Coachella Valley Uni Sch Dist
  FGIC Ser 05A
  5.00%, 8/01/25                                        2,900         3,019,625
Commerce Joint Pwrs Fin Auth Lease Rev
  (Cmnty Ctr Proj) XLCA Ser 04
  5.00%, 10/01/34                                       2,015         2,052,318
Corona CFD
  (Eagle Glen) Ser 98
  5.875%, 9/01/23                                       3,260         3,337,132
  (Eagle Glen) Ser 98 ETM
  5.875%, 9/01/23                                       3,005         3,076,098
East Bay Mun Util Dist Wtr Sys Rev
  MBIA Sub Ser 05A
  5.00%, 6/01/27                                        3,600         3,732,804
East Palo Alto Pub Fin Auth Rev
  (University Circle Gateway 101)
  RADIAN Ser 05A
  5.00%, 10/01/25                                       4,390         4,505,106
Eastern Wtr CFD
  (Morningstar Ranch) Ser 02
  6.40%, 9/01/32                                        3,765         3,844,630
El Centro Fin Auth Hosp Rev
  (El Centro Med Ctr) Ser 01
  5.375%, 3/01/26                                      18,000        18,659,700


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 43


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Elk Grove Assmt Dist
  (E. Franklin Cmnty) Ser 02
  5.80%, 8/01/25                                     $  1,000     $   1,064,100
  6.00%, 8/01/33                                        5,000         5,332,550
Encinitas Rec Rev
  (Encinitas Ranch Golf Course) Ser 04
  5.50%, 9/01/23-9/01/24                                1,110         1,092,978
  5.60%, 9/01/26                                        1,000           990,220
  (Encinitas Ranch Golf Course) Ser 96A
  7.75%, 9/01/26                                        9,735        10,058,397
Fontana
  (Heritage West End) Ser 99A
  6.50%, 9/01/28                                        8,720         9,235,614
Fontana Pub Fin Auth
  (No Fontana Redev Proj) AMBAC Ser 03A
  5.50%, 9/01/32                                        1,000         1,061,560
Fremont Uni Sch Dist
  (Election 2002) FSA Ser 05B
  5.00%, 8/01/26                                        1,745         1,812,950
Fresno Joint Pwrs Lease Rev
  XLCA Ser 04A
  5.25%, 10/01/21-10/01/24                              3,425         3,618,472
  5.375%, 10/01/17                                      1,315         1,416,728
Gilroy Uni Sch Dist
  FGIC
  5.00%, 8/01/27                                        1,500         1,545,825
Huntington Park Pub Fin Auth Rev
  FSA Ser 04A
  5.25%, 9/01/17                                        1,000         1,093,160
Kaweah Delta Health Care Dist
  MBIA Ser 04
  5.25%, 8/01/25-8/01/26                                3,780         3,994,667
Kern Cnty
  (Tejon Industrial Complex) Ser 00A
  7.20%, 9/01/30                                        9,925        10,137,296
La Verne Spl Tax
  Ser 98
  5.875%, 3/01/14                                       4,830         4,954,904
Lammersville Sch Dist CFD
  (Mountain House) Ser 02
  6.375%, 9/01/32                                       4,250         4,549,582
Lancaster Redev Agy Tax Alloc
  (Fire Protn Fac Proj) XLCA Ser 04
  5.00%, 12/01/23                                       1,120         1,154,619
  (Sheriffs Fac Proj) XLCA Ser 04
  5.00%, 12/01/23                                       1,875         1,932,956
Loma Linda Hosp Rev
  (Loma Linda Univ Med Ctr) Ser 05A
  5.00%, 12/01/23                                       2,000         2,018,100


44 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Los Angeles Cmnty Redev Agy
  Ser 04L
  5.00%, 3/01/17                                     $  2,565     $   2,560,588
  5.10%, 3/01/19                                        1,350         1,342,373
Los Angeles Cmnty Redev MFHR
  (Grand Ctrl Proj) Ser 93A AMT
  5.85%, 12/01/26                                       4,030         4,031,813
Los Angeles Cnty Arpt
  (Ontario Int'l Arpt) FGIC Ser 96A AMT
  6.00%, 5/15/22                                       12,780        13,025,632
Los Angeles Cnty MTA
  FGIC Ser 00A
  5.25%, 7/01/30                                        2,750         2,878,728
Los Angeles Cnty Pub Works
  AMBAC Ser 97V-B
  5.125%, 12/01/29                                      3,400         3,513,526
Los Angeles Dept of Wtr & Pwr
  MBIA Ser 01A
  5.00%, 7/01/24                                        1,500         1,536,885
Los Angeles Harbor Rev
  MBIA Ser 96B AMT
  6.20%, 8/01/25                                       10,000        10,159,500
  Ser 96B AMT
  5.375%, 11/01/23                                      8,250         8,398,087
Los Angeles MFHR
  (Park Plaza West) GNMA AMT
  5.50%, 1/20/43                                        5,000         5,187,750
Los Angeles Uni Sch Dist
  MBIA Ser 03A
  5.375%, 7/01/16                                       9,700        10,522,851
Manteca Uni Sch Dist
  FSA Ser 04
  5.25%, 8/01/22                                        1,390         1,517,032
Marin Wtr Dist Rev
  AMBAC Ser 04
  5.25%, 7/01/20                                        3,040         3,241,126
Murrieta Valley Uni Sch Dist
  (Election 2002) FSA Ser 05B
  5.125%, 9/01/29                                       1,275         1,332,107
Natomas Uni Sch Dist
  (Election of 2002) FGIC Ser 04B
  5.00%, 9/01/28                                        3,000         3,098,820
Norco Redev Agy Tax Alloc
  (Norco Redev Proj No 1) RADIAN Ser 04
  5.00%, 3/01/24                                        3,060         3,073,556
  (Ref Norco Redev Proj Area No 1)
  AMBAC Ser 05
  5.00%, 3/01/26                                        1,360         1,386,166
Ohlone Cmnty College Dist
  FSA Ser 05B
  5.00%, 8/01/24                                        1,850         1,929,162


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 45


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Ontario Assmt Dist
  (Calif Commerce Ctr So)
  7.70%, 9/02/10                                     $  3,805     $   3,839,625
Ontario COP
  (Wtr Sys Impt Proj) MBIA Ser 04
  5.25%, 7/01/21                                        1,700         1,810,075
Orange Cnty CFD
  (Ladera Ranch) Ser 99A
  6.70%, 8/15/29                                        3,000         3,329,820
Orange Cnty Sr Lien
  (Foothill/Eastern Corr) Ser 95 ETM
  Zero coupon, 1/01/24-1/01/25                         25,255        10,679,173
  (San Joaquin Hills Transp Corr) MBIA
  Zero coupon, 1/15/36                                 47,415        10,631,391
  (San Joaquin Hills Transp Corr) Ser 93 ETM
  Zero coupon, 1/01/19-1/01/23                         75,000        37,833,250
Palm Springs Arpt Rev
  (Palm Springs Regional Arpt) MBIA Ser 92 AMT
  6.00%, 1/01/22                                        6,860         6,873,720
Palm Springs COP
  Ser 91B ETM
  Zero coupon, 4/15/21                                 37,500        18,325,125
Palmdale Wtr Dist Rev COP
  FGIC Ser 04
  5.00%, 10/01/24                                       1,775         1,839,024
Pittsburg Redev Agy
  (Los Medanos Proj) Ser 03A
  5.00%, 8/01/21                                        6,410         6,617,812
Placentia-Yorba Linda Uni Sch Dist
  (Election 2002) MBIA Ser 05C
  5.00%, 8/01/27                                        3,300         3,423,453
  FGIC Ser 06
  5.00%, 10/01/27                                       4,200         4,343,220
Port of Oakland
  FGIC Ser 02L AMT
  5.375%, 11/01/27                                      2,500         2,614,850
Rancho Cordova CFD
  (Sunridge Anatolia) Ser 03
  6.00%, 9/01/28                                        2,000         2,055,200
Riverside CFD
  (MTN Cove) Ser 00
  6.50%, 9/01/25                                        3,390         3,505,870
Riverside Cmnty College Dist
  MBIA Ser 04A
  5.25%, 8/01/25-8/01/26                                1,980         2,160,952
Riverside Cnty Pub Fin Auth Tax Alloc
  (Redev Proj) XLCA Ser 04
  5.00%, 10/01/35                                       2,475         2,519,105
Rocklin Uni Sch Dist
  MBIA Ser 04
  5.00%, 9/01/25                                        1,000         1,034,010


46 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Roseville CFD
  (No Central Roseville Highland Park) Ser 99-A
  5.80%, 9/01/17                                     $  6,685     $   6,910,151
Roseville COP
  AMBAC Ser 03A
  5.00%, 8/01/25                                        7,490         7,718,819
Roseville High Sch Dist
  Ser 01E
  5.25%, 8/01/26                                        2,435         2,549,469
Sacramento CFD
  (N Natomas Drain) Ser 00B
  7.25%, 9/01/30                                        5,375         6,063,860
Sacramento City Uni Sch Dist
  FSA Ser 04D
  5.25%, 7/01/21-7/01/23                                8,525         9,045,951
Sacramento Cnty Arpt Rev
  MBIA Ser 96A AMT
  5.90%, 7/01/24                                        5,050         5,168,170
Sacramento Cnty Hsg Auth MFHR
  (Cottage Estates) FNMA Ser 00B AMT
  6.00%, 2/01/33                                        5,300         5,561,343
  (Verandas Apts) FNMA Ser 00H AMT
  5.70%, 3/01/34                                        2,875         2,960,963
Sacramento Muni Util Dist Elec Rev
  MBIA Ser 03S
  5.00%, 11/15/17                                       5,000         5,249,350
  MBIA Ser 04R-289-2
  8.128%, 8/15/17(b)(c)                                 2,500         2,984,100
San Bernardino Cnty CFD
  (Kaiser Commerce Cntr) Ser 02-1
  5.90%, 9/01/33                                        4,750         4,983,082
  (Rancho Etiwanda) Ser 01
  6.40%, 9/01/31                                        8,000         8,217,680
  (Rancho Etiwanda) Ser 01 ETM
  6.40%, 9/01/31                                        3,135         3,220,303
San Bernardino SFMR
  (Mtg Rev) GNMA/FNMA Ser 01-A1 AMT
  6.35%, 7/01/34                                          795           795,978
San Diego Cnty COP
  Ser 04A
  5.50%, 9/01/44                                        5,000         5,206,250
San Diego HFA MFHR
  (Rental Rev) GNMA/FNMA Ser 98C AMT
  5.25%, 1/20/40                                        6,105         6,170,446
San Diego Hsg Auth MFHR
  (Vista La Rosa Apt) GNMA Ser 00A AMT
  6.00%, 7/20/41                                       10,230        10,725,439
San Diego Uni Sch Dist
  (Election of 1998) MBIA Ser 04E-1
  5.00%, 7/01/23-7/01/24                                2,240         2,343,591


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 47


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
San Francisco City & Cnty Int'l Arpt
  FSA Ser 00A AMT
  6.125%, 1/01/27                                    $  1,480     $   1,543,033
San Francisco Univ Ed Fac
  ACA Ser 99
  5.25%, 7/01/32                                       16,650        16,922,227
San Jose Redev Agy Tax Alloc
  MBIA Ser 04A
  5.25%, 8/01/19                                        5,000         5,340,750
San Marcos Pub Facs Auth Tax Alloc Rev
  (Proj Areas No 1 & 3) AMBAC Ser 05A
  5.00%, 8/01/25                                        5,715         5,939,028
San Mateo Cnty Cmnty College Dist COP
  MBIA Ser 04
  5.25%, 10/01/20                                       2,870         3,075,262
San Mateo Uni Sch Dist
  FSA Ser 04
  5.00%, 9/01/24                                        2,000         2,078,560
Santa Margarita Wtr Fac Dist
  (Talega) Ser 99
  6.25%, 9/01/29                                       11,550        12,428,724
Semitropic Impt Dist Wtr Storage
  XLCA Ser 04A
  5.50%, 12/01/23                                       1,640         1,777,432
South Gate Pub Fin Auth
  (South Gate Redev Proj No 1) XLCA Ser 02
  5.125%, 9/01/24                                       1,800         1,873,494
Tejon Ranch CFD
  Ser 03
  6.125%, 9/01/27                                       1,000         1,006,490
  6.20%, 9/01/33                                        2,375         2,388,253
Torrance COP
  (Ref & Pub Impt Proj) AMBAC Ser 05B
  5.00%, 6/01/24                                        2,900         3,001,152
Univ of Calif Regents Hgr Ed
  FGIC Ser 01M
  5.125%, 9/01/30                                      12,270        12,709,757
Vacaville Uni Sch Dist
  (Election 2001) MBIA Ser 05
  5.00%, 8/01/26                                        1,075         1,116,861
West Contra Costa Healthcare Dist COP
  AMBAC Ser 04
  5.375%, 7/01/21-7/01/24                               4,720         5,026,722
West Kern Cnty Wtr Rev
  Ser 01
  5.625%, 6/01/31                                       3,000         3,242,460
Westminster Redev Agy MFHR
  (Rose Garden Apt) Ser 93A AMT
  6.75%, 8/01/24                                        4,300         4,312,083


48 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Yorba Linda Rec Rev
  (Black Gold Golf Course Proj Rev) Ser 00
  7.50%, 10/01/30                                    $  5,680     $   6,196,994
                                                                  -------------
                                                                    770,119,917
Colorado-0.1%
Murphy Creek Metro Dist No 3
  (Ref & Impt) Ser 06
  6.00%, 12/01/26                                         500           522,455

Ohio-0.3%
Port Auth of Columbiana Cnty SWR
  (Apex Environmental Llc) Ser 04A AMT
  7.125%, 8/01/25                                       2,000         1,986,400

Texas-0.2%
Richardson Hosp Auth Rev
  (Richardson Regional) Ser 04
  6.00%, 12/01/19                                       1,715         1,841,001

Total Long-Term Municipal Bonds
  (cost $727,354,661)                                               774,469,773

Short-Term Municipal Notes(d)-0.2%
California-0.2%
Los Angeles Dept of Wtr & Pwr
  Ser 01 B-3
  3.78%, 7/01/34                                        1,000         1,000,000
California Dept Wtr Res Pwr Supply Rev
  Ser 02 B-2
  3.78%, 5/01/22                                        1,000         1,000,000
                                                                  -------------
                                                                      2,000,000
Illinois-0.0%
Illinois Dev Fin Auth PCR
  (Illinois Pwr Proj) AMBAC Ser 01
  2.95%, 11/01/28                                         100           100,000

Total Short-Term Municipal Notes
  (cost $2,100,000)                                                   2,100,000

Total Investments-96.5%
  (cost $729,454,661)                                               776,569,773
Other assets less liabilities-3.5%                                   27,970,388

Net Assets-100%                                                   $ 804,540,161


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 49


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                         -----------------------
                                          Payments     Payments
                  Notional                  made       received    Unrealized
    Swap           Amount   Termination    by the       by the    Appreciation/
Counterparty       (000)       Date      Portfolio    Portfolio  (Depreciation)
-------------------------------------------------------------------------------
Citigroup         $17,700     6/06/06       MMD*        3.910%     $(337,256)
Citigroup           8,700     6/22/07       BMA**       2.962%       (66,944)
Citigroup           5,600     1/25/26       BMA**       4.108%      (171,052)
Goldman Sachs       4,200     7/05/06       BMA**       3.283%        (3,463)
Goldman Sachs       4,200     1/05/07       BMA**       3.405%        (7,313)
J.P. Morgan         8,400     4/05/07       BMA**       2.988%       (50,446)
J.P. Morgan+        4,100    10/01/07       BMA**       3.635%           783
Merrill Lynch      17,000    11/01/19      3.896%        BMA**       472,956
Merrill Lynch++    13,800     7/30/26      4.090%        BMA**       479,619
Merrill Lynch+++   10,200     8/09/26      4.063%        BMA**       394,189
Morgan Stanley      4,200    10/06/06       BMA**       3.217%        (8,822)


*  MMD (Municipal Market Data)

**  BMA (Bond Market Association)

+ Represents a forward interest rate swap whose effective date of the exchange of cash flows is June 7, 2006.

++ Represents a forward interest rate swap whose effective date of the exchange of cash flows is July 30, 2006.

+++ Represents a forward interest rate swap whose effective date of the exchange of cash flows is August 9, 2006.


(a)  Represents entire or partial position segregated as collateral for swap.

(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the market value of these securities amounted to $2,984,100 or 0.4% of net assets.

(c) Inverse floater--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit support or other credit support agreements.


50 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Glossary of Terms:

ACA     - American Capital Access Financial Guaranty Corporation
AMBAC   - American Municipal Bond Assurance Corporation
AMT     - Alternative Minimum Tax-(subject to)
CFD     - Community Facilities District
COP     - Certificate of Participation
ETM     - Escrowed to Maturity
FGIC    - Financial Guaranty Insurance Company
FHA     - Federal Housing Administration
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance, Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HFA     - Housing Finance Authority
IBC     - International Bancshares Corporation
MBIA    - Municipal Bond Investors Assurance
MFA     - Mortgage Finance Authority
MFHR    - Multi-Family Housing Revenue
MTA     - Metropolitan Transportation Authority
MTN     - Medium Term Note
PCR     - Pollution Control Revenue
RADIAN  - Radian Group, Inc.
SFMR    - Single-Familty Mortgage Revenue
SWR     - Solid Waste Revenue
XLCA    - XL Capital Assurance

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 51


INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-97.7%

Long-Term Municipal Bonds-92.3%
California-92.3%
Acalanes California Union High Sch Dist
  (Ref-2013 Crossover) FSA Ser 05B
  5.25%, 8/01/24                                     $  2,000     $   2,146,700
Banning Util Auth Wtr & Enterprise Rev
  (Ref & Impt Proj) FGIC Ser 05
  5.25%, 11/01/30                                       1,140         1,211,877
Butte-Glenn Cmnty College Dist
  (Election 2002) MBIA Ser 05B
  5.00%, 8/01/25                                        3,620         3,767,080
California GO
  Veterans Housing FSA Ser 01
  5.60%, 12/01/32                                       4,415         4,467,715
  California HFA MFHR
  (Mtg Rev) AMBAC Ser 95A
  6.25%, 2/01/37                                        5,000         5,074,650
California Pub Wks Bd Lease Rev
  (Dept of Hlth Svcs-Richmond Lab) XLCA
  Ser 05B
  5.00%, 11/01/30                                       3,000         3,070,590
Capistrano Uni Sch Dist
  FGIC Ser 00A
  6.00%, 8/01/24                                        1,550         1,689,221
  FSA Ser 01B
  Zero coupon, 8/01/25                                 16,000         6,302,720
Chino Redev Agy Spl Tax
  AMBAC Ser 01A
  5.125%, 9/01/30                                       1,000         1,029,730
  AMBAC Ser 01B ETM
  5.25%, 9/01/30                                        5,435         5,667,672
Coachella Valley Uni Sch Dist
  FGIC Ser 05A
  5.00%, 8/01/25                                          400           416,500
Coronado CDD
  FSA Ser 96
  6.00%, 9/01/26                                        6,250         6,423,250
East Bay Mun Util Dist Wtr Sys Rev
  MBIA Sub Ser 05A
  5.00%, 6/01/27                                        1,400         1,451,646
East Palo Alto Pub Fin Auth Rev
  (University Circle Gateway 101) RADIAN
  Ser 05A
  5.00%, 10/01/25                                         680           697,830


52 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Fontana Pub Fin Auth
  AMBAC (No Fontana Redev Proj) Ser 03A
  5.50%, 9/01/32                                     $  4,200     $   4,458,552
Franklin-McKinley Sch Dist
  FSA Ser 02B
  5.00%, 8/01/27                                          700           749,518
Fremont Uni Sch Dist
  (Election 2002) FSA Ser 05B
  5.00%, 8/01/27                                          920           953,847
Golden St
  Tobacco Settlement Bonds RADIAN Ser 03
  5.50%, 6/01/43                                        1,400         1,529,192
Jurupa Uni Sch Dist
  (Election 2001) FGIC Ser 04
  5.00%, 8/01/22                                        1,340         1,390,170
Long Beach
  (Aquarium of the Pacific Proj) AMBAC Ser 01
  5.25%, 11/01/30(a)                                    6,500         6,794,190
Los Angeles Dept of Wtr & Pwr
  MBIA Ser 01A
  5.00%, 7/01/24                                        5,900         6,045,081
Mojave Wtr Agy Imp Dist
  (Morongo Basin Pipeline) FGIC Ser 96
  5.80%, 9/01/22                                       10,000        10,269,500
Murrieta Valley Uni Sch Dist
  (Election 2002) FSA Ser 05B
  5.125%, 9/01/29                                         225           235,078
Norco Redev Agy Tax Alloc
  (Ref Norco Redev Proj Area No 1) AMBAC
  Ser 05
  5.00%, 3/01/26                                          540           550,390
Orange Cnty COP
  (Loma Ridge Data Ctr Proj) AMBAC
  6.00%, 6/01/21                                        1,000         1,131,770
Orange Cnty Recovery Certificates
  MBIA Ser 96A
  6.00%, 7/01/26                                        3,000         3,071,340
Perris Union High Sch Dist
  FGIC Ser 05A
  5.00%, 9/01/24                                          800           834,488
Placentia-Yorba Linda Uni Sch Dist
  (Election 2002) MBIA Ser 05C
  5.00%, 8/01/27                                        1,600         1,659,856
Poway Redev Agy
  (Paguay Proj) AMBAC Ser 01 ETM
  5.375%, 12/15/31                                      6,170         6,529,958


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 53


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rancho Cordova COP
  (City Hall Fac Acq Proj) XLCA Ser 05
  5.00%, 2/01/24                                     $  2,645     $   2,724,112
Redding Elec Sys Rev
  MBIA Ser 92A
  9.359%, 7/01/22(b)                                    2,000         2,609,160
Riverside Cnty Pub Fin Auth Tax Alloc Rev
  (Redev Proj) XLCA Ser 04
  5.00%, 10/01/23                                       1,955         2,014,451
Riverside Cnty Spl Tax
  (Jurupa Valley) AMBAC Ser 01
  5.125%, 10/01/35                                      5,000         5,134,650
  (Jurupa Valley) AMBAC Ser 01 ETM
  5.25%, 10/01/35(c)                                    8,000         8,353,760
San Diego Uni Sch Dist
  (Election of 1998) MBIA Ser 04E-1
  5.00%, 7/01/23                                        1,000         1,046,340
Southwestern Cmnty College Dist
  MBIA Ser 05
  5.00%, 8/01/24                                        1,000         1,056,120
Torrance COP
  (Ref & Pub Impt Proj) AMBAC Ser 05B
  5.00%, 6/01/24                                          465           481,219

Total Long-Term Municipal Bonds
  (cost $107,853,534)                                               113,039,923

Short-Term Municipal Notes(d)-5.4%
California-5.4%
California Dept Wtr Res Pwr Rev
  (Var-Sub) Ser 05F-2
  3.78%, 5/01/20                                        3,000         3,000,000
  Ser 01 B-3
  3.80%, 5/01/22                                        2,500         2,500,000
Los Angeles Dept of Wtr & Pwr
  Subser 01B-3
  3.78%, 7/01/34                                        1,050         1,050,000

Total Short-Term Municipal Notes
  (cost $6,550,000)                                                   6,550,000

Total Investments-97.7%
  (cost $114,403,534)                                               119,589,923
Other assets less liabilities-2.3%                                    2,825,786

Net Assets-100%                                                   $ 122,415,709


54 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                         ------------------------
                                           Payments    Payments
                 Notional                    made      received    Unrealized
    Swap          Amount    Termination    by the       by the    Appreciation/
Counterparty       (000)        Date      Portfolio   Portfolio  (Depreciation)
-------------------------------------------------------------------------------
Citigroup         $ 1,400     6/22/07       BMA*        2.962%      ($10,773)
Citigroup             900     1/25/26       BMA*        4.108%       (27,491)
Goldman Sachs         700     7/05/06       BMA*        3.283%          (577)
Goldman Sachs         700     1/05/07       BMA*        3.405%        (1,219)
J.P. Morgan         1,300     4/05/07       BMA*        2.988%        (7,807)
J.P. Morgan+          600    10/01/07       BMA*        3.635%           115
Merrill Lynch++     3,100    10/21/16       BMA*        4.128%         2,455
Merrill Lynch       2,000    11/01/19      3.896%        BMA*         55,642
Merrill Lynch+++      700     7/30/26      4.090%        BMA*         24,329
Morgan Stanley        700    10/06/06       BMA*        3.217%        (1,470)


*  BMA (Bond Market Association)

+ Represents a forward interest rate swap whose effective date of the exchange of cash flows is June 7, 2006.

++ Represents a forward interest rate swap whose effective date of the exchange of cash flows is October 23, 2006.

+++ Represents a forward interest rate swap whose effective date of the exchange of cash flows is July 30, 2006.


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                     Value at
              Number of   Expiration    Original     April 30,     Unrealized
Type          Contracts     Month        Value         2006       Depreciation
-------------------------------------------------------------------------------
U.S. T-Bond
Future            28      June 2006   $ 3,161,191   $ 2,991,625    $ (169,566)
U.S. T-Note
10 Yr Future      62      June 2006     6,676,858     6,545,844      (131,014)
                                                                   $ (300,580)


(a) Position with a market value of $280,109 has been segregated to collateralize margin requirements for open future contracts.

(b) Inverse floater--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(c) Represents entire or partial position segregated as collateral for interest rate swap.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit support or other credit support agreements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 55


Glossary of Terms:

AMBAC   - American Municipal Bond Assurance Corporation
CDD     - Community Development District
COP     - Certificate of Participation
ETM     - Escrowed to Maturity
FGIC    - Financial Guaranty Insurance Company
FSA     - Financial Security Assurance, Inc.
GO      - General Obligation
HFA     - Housing Finance Authority
MBIA    - Municipal Bond Investors Assurance
MFHR    - Multi-Family Housing Revenue
RADIAN  - Radian Group, Inc.
XLCA    - XL Capital Assurance

See notes to financial statements.


56 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

                                                                    Insured
                                                   National         National
                                                --------------   --------------
Assets
Investments in securities, at value
  (cost $424,014,925 and $139,351,731,
  respectively)                                 $  439,045,365   $  147,070,774
Cash                                                        -0-         250,250
Interest receivable                                  7,672,036        1,953,302
Receivable for capital stock sold                      731,486            5,390
Unrealized appreciation of swap
  contracts                                                420          174,078
Total assets                                       447,449,307      149,453,794

Liabilities
Due to custodian                                       779,814               -0-
Payable for capital stock redeemed                   1,755,346          223,966
Dividends payable                                      543,508          158,337
Distribution fee payable                               169,755           51,403
Advisory fee payable                                    78,493           54,505
Unrealized depreciation of swap
  contracts                                             73,321           25,053
Transfer Agent fee payable                              41,303           11,301
Administrative fee payable                               5,956            5,971
Accrued expenses and other liabilities                 107,310           72,457
Total liabilities                                    3,554,806          602,993
Net Assets                                      $  443,894,501   $  148,850,801

Composition of Net Assets
Capital stock, at par                           $       44,331   $       14,714
Additional paid-in capital                         480,686,704      143,403,380
Undistributed/distributions in excess of net
  investment income                                   (279,013)         221,811
Accumulated net realized loss on
  investment transactions                          (51,513,990)      (2,657,172)
Net unrealized appreciation of
  investments                                       14,956,469        7,868,068
                                                $  443,894,501   $  148,850,801


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 57


                                                   New York        California
                                                --------------   --------------
Assets
Investments in securities, at value
  (cost $447,749,465 and $729,454,661,
  respectively)                                 $  461,506,597   $  776,569,773
Cash                                                    16,091               -0-
Interest receivable                                  7,301,118       10,364,782
Receivable for investment securities sold            4,665,000       18,657,138
Receivable for capital stock sold                    1,502,237        2,742,357
Unrealized appreciation of swap contracts               69,294        1,347,547
Receivable for variation margin on futures
  contracts                                              2,234               -0-
Total assets                                       475,062,571      809,681,597

Liabilities
Due to custodian                                            -0-         128,483
Payable for capital stock redeemed                   1,291,239        2,719,603
Dividends payable                                      520,302          921,367
Distribution fee payable                               215,747          328,396
Unrealized depreciation of
  swap contracts                                       141,156          645,296
Advisory fee payable                                    44,545          231,758
Transfer Agent fee payable                              29,586           34,620
Administrative fee payable                               5,980            5,967
Accrued expenses and other liabilities                  81,593          125,946
Total liabilities                                    2,330,148        5,141,436
Net Assets                                      $  472,732,423   $  804,540,161

Composition of Net Assets
Capital stock, at par                           $       48,385   $       74,208
Additional paid-in capital                         471,909,087      780,849,526
Distributions in excess of net investment
  income                                              (394,159)      (1,022,461)
Accumulated net realized loss on
  investment transactions                          (12,488,689)     (23,178,475)
Net unrealized appreciation of investments          13,657,799       47,817,363
                                                $  472,732,423   $  804,540,161


See notes to financial statements.


58 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                    Insured
                                                                   California
                                                                 --------------
Assets
Investments in securities, at value (cost $114,403,534)          $  119,589,923
Cash                                                                    143,921
Receivable for investment securities sold                             1,542,219
Interest receivable                                                   1,414,717
Unrealized appreciation of swap contracts                                82,541
Receivable for capital stock sold                                        34,706
Receivable for variation margin on futures contracts                     15,031
Total assets                                                        122,823,058

Liabilities
Dividends payable                                                       127,550
Payable for capital stock redeemed                                       53,493
Unrealized depreciation of swap contracts                                49,337
Distribution fee payable                                                 47,834
Advisory fee payable                                                     45,618
Audit fee payable                                                        22,285
Printing fee payable                                                     22,230
Administrative fee payable                                                5,974
Transfer Agent fee payable                                                5,880
Accrued expenses and other liabilities                                   27,148
Total liabilities                                                       407,349
Net Assets                                                       $  122,415,709

Composition of Net Assets
Capital stock, at par                                            $        8,953
Additional paid-in capital                                          116,836,717
Distributions in excess of net investment income                       (145,811)
Accumulated net realized gain on investment transactions                796,837
Net unrealized appreciation of investments                            4,919,013
                                                                 $  122,415,709


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 59


Net Asset Value Per Share--45,350,000,000 shares of capital stock authorized, $.001 par value

                                                     Shares        Net Asset
National Portfolio               Net Assets       Outstanding        Value
-------------------------------------------------------------------------------
Class A                        $ 341,428,183       34,090,425        $10.02*
Class B                        $  41,753,064        4,173,627        $10.00
Class C                        $  60,713,254        6,066,897        $10.01

Insured National Portfolio
-------------------------------------------------------------------------------
Class A                        $ 123,472,203       12,200,344        $10.12*
Class B                        $  13,705,656        1,357,739        $10.09
Class C                        $  11,672,942        1,155,837        $10.10

New York Portfolio
-------------------------------------------------------------------------------
Class A                        $ 303,205,073       31,021,063        $ 9.77*
Class B                        $ 122,878,493       12,587,459        $ 9.76
Class C                        $  46,648,857        4,776,078        $ 9.77

California Portfolio
-------------------------------------------------------------------------------
Class A                        $ 583,382,574       53,805,314        $10.84*
Class B                        $  99,740,982        9,201,811        $10.84
Class C                        $ 121,416,605       11,200,698        $10.84

Insured California Portfolio
-------------------------------------------------------------------------------
Class A                        $  92,254,632        6,746,506        $13.67*
Class B                        $  12,966,317          948,699        $13.67
Class C                        $  17,194,760        1,258,248        $13.67


* The maximum offering price per share for Class A shares of National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio were $10.46, $10.57, $10.20, $11.32 and $14.28, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.


60 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

                                                                    Insured
                                                   National         National
                                                --------------   --------------
Investment Income
Interest                                        $   11,963,371   $    3,790,367

Expenses
Advisory fee                                         1,003,944          339,074
Distribution fee--Class A                              508,619          186,329
Distribution fee--Class B                              230,321           74,170
Distribution fee--Class C                              305,270           58,229
Transfer agency--Class A                               125,318           39,703
Transfer agency--Class B                                19,082            5,326
Transfer agency--Class C                                23,537            3,914
Custodian                                               92,870           63,452
Administrative                                          38,000           38,000
Printing                                                33,441           12,854
Registration fees                                       23,155           21,941
Audit                                                   21,546           21,417
Legal                                                   13,516           11,701
Directors' fees and expenses                             3,500            2,900
Miscellaneous                                           13,256            5,873
Total expenses                                       2,455,375          884,883
Less: advisory fee waived (see Note B)                (559,423)          (7,427)
Less: expense offset arrangement
  (see Note B)                                          (3,967)          (1,139)
Net expenses                                         1,891,985          876,317
Net investment income                               10,071,386        2,914,050

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                            1,000,747          (12,087)
  Swap contracts                                       (11,960)          48,157
Net change in unrealized
  appreciation/depreciation of:
  Investments                                       (2,627,996)        (910,391)
  Swap contracts                                       (69,942)          39,918
Net loss on investment transactions                 (1,709,151)        (834,403)

Net Increase in Net Assets from
  Operations                                    $    8,362,235   $    2,079,647


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 61


                                                   New York        California
                                                --------------   --------------
Investment Income
Interest                                        $   11,814,766   $   20,991,994

Expenses
Advisory fee                                         1,066,970        1,841,899
Distribution fee--Class A                              449,347          877,897
Distribution fee--Class B                              644,140          552,751
Distribution fee--Class C                              229,081          614,034
Transfer agency--Class A                                91,067          131,986
Transfer agency--Class B                                43,921           28,406
Transfer agency--Class C                                14,485           28,791
Custodian                                               83,131          136,882
Printing                                                41,266           39,074
Administrative                                          38,000           38,000
Audit                                                   21,417           21,316
Legal                                                   16,516           21,255
Registration fees                                        9,066           11,417
Directors' fees and expenses                             2,900            2,730
Miscellaneous                                           13,534           22,816
Total expenses                                       2,764,841        4,369,254
Less: advisory fee waived (see Note B)                (775,087)        (396,890)
Less: expense offset arrangement
  (see Note B)                                          (3,294)          (3,919)
Net expenses                                         1,986,460        3,968,445
Net investment income                                9,828,306       17,023,549

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
  Investment transactions                            4,599,913          710,439
  Futures contracts                                     34,164          212,604
  Swap contracts                                        12,663          228,952
Net change in unrealized
  appreciation/depreciation of:
  Investments                                       (6,408,269)      (2,597,647)
  Futures contracts                                    (63,996)         (87,539)
  Swap contracts                                       (23,187)         191,858
Net loss on investment transactions                 (1,848,712)      (1,341,333)

Net Increase in Net Assets from
  Operations                                    $    7,979,594   $   15,682,216


See notes to financial statements.


62 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                    Insured
                                                                   California
                                                                 --------------
Investment Income
Interest                                                         $    3,132,076

Expenses
Advisory fee                                                            284,255
Distribution fee--Class A                                               141,748
Distribution fee--Class B                                                71,330
Distribution fee--Class C                                                87,854
Transfer agency--Class A                                                 21,140
Transfer agency--Class B                                                  3,738
Transfer agency--Class C                                                  4,114
Custodian                                                                62,059
Administrative                                                           38,000
Audit                                                                    20,528
Legal                                                                     9,568
Registration fees                                                         6,407
Directors' fees and expenses                                              2,800
Printing                                                                  2,736
Miscellaneous                                                             5,984
Total expenses                                                          762,261
Less: expense offset arrangement (see Note B)                              (562)
Net expenses                                                            761,699
Net investment income                                                 2,370,377

Realized and Unrealized Gain (Loss) on Investment
Transactions
Net realized gain (loss) on:
  Investment transactions                                               878,285
  Futures contracts                                                    (186,248)
  Swap contracts                                                         11,620
Net change in unrealized appreciation/depreciation of
  Investments                                                        (1,455,019)
  Futures contracts                                                    (193,290)
  Swap contracts                                                            911
Net loss on investment transactions                                    (943,741)

Net Increase in Net Assets from Operations                       $    1,426,636


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 63


STATEMENT OF CHANGES IN NET ASSETS

                                                           National
                                                -------------------------------
                                                   Six Months
                                                Ended April 30,     Year Ended
                                                      2006          October 31,
                                                  (unaudited)          2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   10,071,386   $   20,904,148
Net realized gain on investment
  transactions                                         988,787        2,838,059
Net change in unrealized
  appreciation/depreciation of
  investments                                       (2,697,938)      (6,223,658)
Net increase in net assets from
  operations                                         8,362,235       17,518,549

Dividends to Shareholders from
Net investment income
  Class A                                           (7,970,379)     (15,963,828)
  Class B                                             (924,387)      (2,450,437)
  Class C                                           (1,223,079)      (2,615,269)

Capital Stock Transactions
Net decrease                                        (2,973,777)     (33,454,693)
Total decrease                                      (4,729,387)     (36,965,678)

Net Assets
Beginning of period                                448,623,888      485,589,566
End of period (including distributions in
  excess of net investment income of
  ($279,013) and ($232,554),
  respectively)                                 $  443,894,501   $  448,623,888


See notes to financial statements.


64 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                       Insured National
                                                -------------------------------
                                                  Six Months
                                                Ended April 30,    Year Ended
                                                     2006          October 31,
                                                 (unaudited)          2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    2,914,050   $    6,233,586
Net realized gain on investment
  transactions                                          36,070        1,315,888
Net change in unrealized
  appreciation/depreciation of
  investments                                         (870,473)      (3,004,391)
Net increase in net assets from
  operations                                         2,079,647        4,545,083

Dividends to Shareholders from
Net investment income
  Class A                                           (2,474,059)      (5,178,839)
  Class B                                             (244,795)        (670,798)
  Class C                                             (191,992)        (406,577)

Capital Stock Transactions
Net decrease                                        (3,382,357)     (10,278,839)
Total decrease                                      (4,213,556)     (11,989,970)

Net Assets
Beginning of period                                153,064,357      165,054,327
End of period (including undistributed net
  investment income of $221,811, and
  $218,607, respectively)                       $  148,850,801   $  153,064,357


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 65


                                                           New York
                                                -------------------------------
                                                   Six Months
                                                Ended April 30,    Year Ended
                                                      2006         October 31,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    9,828,306   $   20,507,437
Net realized gain on investment
  transactions                                       4,646,740        2,666,917
Net change in unrealized
  appreciation/depreciation of
  investments                                       (6,495,452)      (8,464,430)
Net increase in net assets from
  operations                                         7,979,594       14,709,924

Dividends to Shareholders from
Net investment income
  Class A                                           (6,597,808)     (13,054,686)
  Class B                                           (2,394,013)      (5,686,805)
  Class C                                             (850,062)      (1,765,080)

Capital Stock Transactions
Net increase                                           887,466        2,697,090
Total decrease                                        (974,823)      (3,099,557)

Net Assets
Beginning of period                                473,707,246      476,806,803
End of period (including distributions in
  excess of net investment income of
  ($394,159) and ($380,582),
  respectively)                                 $  472,732,423   $  473,707,246


See notes to financial statements.


66 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                          California
                                                -------------------------------
                                                   Six Months
                                                Ended April 30,    Year Ended
                                                      2006         October 31,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   17,023,549   $   36,148,395
Net realized gain on investment
  transactions                                       1,151,995        7,986,016
Net change in unrealized
  appreciation/depreciation of
  investments                                       (2,493,328)     (13,248,681)
Net increase in net assets from
  operations                                        15,682,216       30,885,730

Dividends to Shareholders from
Net investment income
  Class A                                          (12,759,241)     (25,712,923)
  Class B                                           (2,024,733)      (5,556,168)
  Class C                                           (2,248,542)      (4,914,162)

Capital Stock transactions
Net decrease                                       (31,346,808)     (61,585,736)
Total decrease                                     (32,697,108)     (66,883,259)

Net Assets
Beginning of period                                837,237,269      904,120,528
End of period (including distributions in
  excess of net investment income of
  ($1,022,461) and ($1,013,494),
  respectively)                                 $  804,540,161   $  837,237,269


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 67


                                                      Insured California
                                                -------------------------------
                                                   Six Months
                                                Ended April 30,    Year Ended
                                                      2006         October 31,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    2,370,377   $    5,192,141
Net realized gain on investment
  transactions                                         703,657        2,205,455
Net change in unrealized
  appreciation/depreciation of
  investments                                       (1,647,398)      (4,060,894)
Net increase in net assets from
  operations                                         1,426,636        3,336,702

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (1,858,883)      (3,949,909)
  Class B                                             (230,257)        (620,847)
  Class C                                             (284,189)        (619,928)
Net realized gain on investment transactions
  Class A                                           (1,583,808)              -0-
  Class B                                             (245,775)              -0-
  Class C                                             (296,689)              -0-

Capital Stock Transactions
Net decrease                                        (5,420,782)     (11,812,030)
Total decrease                                      (8,493,747)     (13,666,012)

Net Assets
Beginning of period                                130,909,456      144,575,468
End of period (including distributions in
  excess of net investment income of
  ($145,811) and ($142,859),
  respectively)                                 $  122,415,709   $  130,909,456


See notes to financial statements.


68 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, Insured National Portfolio, New York Portfolio and California Portfolio and the non-diversified Insured California Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these notes to financial statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market values of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 69


on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from


70 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio's average daily net assets. Prior to September 7, 2004, the National, New York and California Portfolios paid the Adviser an advisory fee at an annual rate of ..625% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provided for a fee at an annual rate of up to .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Agreement provided for a fee at an annual rate of up to .55% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of its average daily net assets. Such fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 71


Effective June 16, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolios               Class A   Class B   Class C
--------------------------------------------------------
National                   .68%     1.38%     1.38%
Insured National          1.04%     1.74%     1.74%
New York                   .58%     1.28%     1.28%
California                 .77%     1.47%     1.47%

For the six months ended April 30, 2006, such reimbursement waivers amounted to $559,423, $7,427, $775,087 and $396,890 for National, Insured National, New
York and California Portfolios, respectively.

Pursuant to the advisory agreement, the National, Insured National, New York, California and Insured California Portfolios each paid $38,000 to the Adviser representing the cost of certain legal and accounting services provided to each portfolio by the Adviser for the six months ended April 30, 2006.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $121,326; Insured National Portfolio, $30,170; New York Portfolio, $83,012; California Portfolio, $88,548 and Insured California Portfolio, $13,525 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by:
National Portfolio $3,967; Insured National Portfolio $1,139; New York Portfolio $3,294; California Portfolio $3,919 and Insured California Portfolio, $562 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales


72 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended April 30, 2006 as follows:

                          Front-End    Contingent Deferred Sales Charges
                      Sales Charges   ------------------------------------
Portfolio                   Class A     Class A     Class B     Class C
--------------------------------------------------------------------------
National                   $ 14,848     $ 4,182    $  9,309     $ 2,930
Insured National              2,848       6,461       8,659         143
New York                     25,124       4,237      43,784       6,548
California                   16,603         793      21,472       3,517
Insured California            2,084         110       2,880          71

Accrued expenses for the National Portfolio includes $561 owed to a director under the trust's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                                           Class B          Class C
-----------------                               --------------   --------------
National                                        $    4,013,869   $    4,723,793
Insured National                                     3,649,798        1,912,883
New York                                             7,598,394        2,758,022
California                                           7,436,228        5,662,929
Insured California                                   3,111,801        1,771,767

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 73


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006 were as follows:

Portfolio                                          Purchases          Sales
-----------------                               --------------   --------------
National                                        $   65,074,197   $   63,671,939
Insured National                                    10,968,433       13,804,490
New York                                           120,707,700      128,675,763
California                                          31,246,651       74,331,443
Insured California                                   3,915,220       12,421,661


There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 2006.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and swap transactions) are as follows:

                                        Gross Unrealized                Net
                               ---------------------------------    Unrealized
Portfolio                        Appreciation   (Depreciation)     Appreciation
-------------------------------------------------------------------------------
National                         $ 16,770,409     $ (1,739,969)    $ 15,030,440
Insured National                    7,897,120         (178,077)       7,719,043
New York                           15,923,831       (2,166,699)      13,757,132
California                         48,642,093       (1,526,981)      47,115,112
Insured California                  5,497,748         (311,359)       5,186,389

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the con-


74 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


tract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE E

Capital Stock

The Fund has allocated 9,100,000,000 of authorized shares each to the National Portfolio and Insured National Portfolio and 9,050,000,000 of authorized shares each to the New York Portfolio, California Portfolio and Insured Califor-


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 75


nia Portfolio. All shares are divided evenly into three classes. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006       October 31,        2006        October 31,
National Portfolio    (unaudited)      2005        (unaudited)         2005
------------------   ------------  ------------  --------------  --------------
Class A
Shares sold            2,426,265     2,169,106   $  24,505,004   $  22,038,954
Shares issued in
  reinvestment of
  dividends              516,226     1,016,683       5,207,639      10,332,816
Shares converted
  from Class B           326,845     1,237,740       3,292,287      12,575,580
Shares redeemed       (2,718,728)   (4,882,449)    (27,413,134)    (49,621,231)
Net increase
  (decrease)             550,608      (458,920)  $   5,591,796   $  (4,673,881)

Class B
Shares sold              273,405       539,179   $   2,755,188   $   5,476,906
Shares issued in
  reinvestment of
  dividends               61,943       162,344         624,127       1,647,470
Shares converted
  to Class A            (327,206)   (1,238,960)     (3,292,287)    (12,575,580)
Shares redeemed         (793,519)   (1,642,058)     (7,979,321)    (16,670,311)
Net decrease            (785,377)   (2,179,495)  $  (7,892,293)  $ (22,121,515)

Class C
Shares sold              449,616       496,836   $   4,532,828   $   5,044,011
Shares issued in
  reinvestment of
  dividends               68,467       147,406         689,970       1,496,899
Shares redeemed         (585,366)   (1,301,218)     (5,896,078)    (13,200,207)
Net decrease             (67,283)     (656,976)  $    (673,280)  $  (6,659,297)


76 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
Insured National         2006       October 31,        2006        October 31,
Portfolio            (unaudited)       2005        (unaudited)        2005
------------------   ------------  ------------  --------------  --------------
Class A
Shares sold              534,267       880,450   $   5,442,998   $   9,056,371
Shares issued in
  reinvestment of
  dividends              151,994       313,426       1,550,893       3,226,217
Shares converted
  from Class B            43,342       294,647         441,848       3,029,121
Shares redeemed         (806,939)   (1,833,727)     (8,225,688)    (18,852,138)
Net decrease             (77,336)     (345,204)  $    (789,949)  $  (3,540,429)

Class B
Shares sold               47,461       203,316   $     483,153   $   2,088,215
Shares issued in
  reinvestment of
  dividends               16,017        42,968         163,064         441,072
Shares converted
  to Class A             (43,469)     (295,467)       (441,848)     (3,029,121)
Shares redeemed         (275,339)     (575,604)     (2,802,133)     (5,908,162)
Net decrease            (255,330)     (624,787)  $  (2,597,764)  $  (6,407,996)

Class C
Shares sold               85,336       165,914   $     867,148   $   1,705,216
Shares issued in
  reinvestment of
  dividends                7,307        15,550          74,404         159,710
Shares redeemed          (91,965)     (214,218)       (936,196)     (2,195,340)
Net increase
  (decrease)                 678       (32,754)  $       5,356   $    (330,414)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 77


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006       October 31,        2006        October 31,
New York Portfolio   (unaudited)       2005        (unaudited)        2005
------------------   ------------  ------------  --------------  --------------
Class A
Shares sold            2,480,308     3,926,953   $  24,435,089   $  39,021,649
Shares issued in
  reinvestment of
  dividends              488,749       963,742       4,817,842       9,574,279
Shares converted
  from Class B           350,026     1,328,078       3,445,006      13,202,828
Shares redeemed       (2,262,545)   (4,470,905)    (22,268,155)    (44,406,239)
Net increase           1,056,538     1,747,868   $  10,429,782   $  17,392,517

Class B
Shares sold              520,466     1,926,045   $   5,119,650   $  19,122,910
Shares issued in
  reinvestment of
  dividends              187,101       432,906       1,841,898       4,294,873
Shares converted
  to Class A            (350,382)   (1,329,811)     (3,445,006)    (13,202,828)
Shares redeemed       (1,418,084)   (2,652,730)    (13,949,365)    (26,320,114)
Net decrease          (1,060,899)   (1,623,590)  $ (10,432,823)  $ (16,105,159)

Class C
Shares sold              494,589       676,261   $   4,876,581   $   6,723,393
Shares issued in
  reinvestment of
  dividends               57,211       115,667         563,474       1,148,115
Shares redeemed         (462,810)     (651,483)     (4,549,548)     (6,461,776)
Net increase              88,990       140,445   $     890,507   $   1,409,732


78 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
California               2006       October 31,        2006        October 31,
Portfolio             (unaudited)      2005        (unaudited)        2005
------------------   ------------  ------------  --------------  --------------
Class A
Shares sold            1,861,202     4,523,661   $  20,348,744   $  49,667,277
Shares issued in
  reinvestment of
  dividends              756,699     1,481,158       8,277,343      16,261,227
Shares converted
  from Class B           784,531     2,379,633       8,568,596      26,135,781
Shares redeemed       (3,914,804)   (7,830,684)    (42,785,633)    (85,984,334)
Net increase
  (decrease)            (512,372)      553,768   $  (5,590,950)  $   6,079,951

Class B
Shares sold              148,949       369,481   $   1,627,897   $   4,060,353
Shares issued in
  reinvestment of
  dividends              124,390       339,891       1,360,004       3,728,943
Shares converted
  to Class A            (784,827)   (2,379,792)     (8,568,596)    (26,135,781)
Shares redeemed       (1,532,675)   (3,112,103)    (16,728,527)    (34,127,186)
Net decrease          (2,044,163)   (4,782,523)  $ (22,309,222)  $ (52,473,671)

Class C
Shares sold              377,558       639,970   $   4,120,481   $   7,015,694
Shares issued in
  reinvestment of
  dividends              102,242       229,716       1,118,005       2,520,877
Shares redeemed         (794,887)   (2,254,450)     (8,685,122)    (24,728,587)
Net decrease            (315,087)   (1,384,764)  $  (3,446,636)  $ (15,192,016)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 79


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                         Ended                       Ended
                       April 30,    Year Ended     April 30,      Year Ended
Insured California       2006       October 31,       2006        October 31,
Portfolio            (unaudited)       2005       (unaudited)         2005
------------------   ------------  ------------  --------------  --------------
Class A
Shares sold              100,178       393,065   $   1,392,611   $   5,586,379
Shares issued in
  reinvestment of
  dividends              168,676       166,504       2,338,428       2,364,804
Shares converted
  from Class B            41,803        84,972         583,838       1,209,910
Shares redeemed         (491,770)     (996,530)     (6,835,525)    (14,120,616)
Net decrease            (181,113)     (351,989)  $  (2,520,648)  $  (4,959,523)

Class B
Shares sold                6,052        39,730   $      84,252   $     566,584
Shares issued in
  reinvestment of
  dividends               24,670        28,746         341,836         408,009
Shares converted
  to Class A             (41,812)      (84,985)       (583,838)     (1,209,910)
Shares redeemed         (155,866)     (386,094)     (2,161,883)     (5,473,138)
Net decrease            (166,956)     (402,603)  $  (2,319,633)  $  (5,708,455)

Class C
Shares sold               12,111       113,212   $     168,316   $   1,603,951
Shares issued in
  reinvestment of
  dividends               26,768        27,382         370,825         388,653
Shares redeemed          (80,486)     (221,483)     (1,119,642)     (3,136,656)
Net decrease             (41,607)      (80,889)  $    (580,501)  $  (1,144,052)


NOTE F

Risks Involved in Investing in the Fund

Concentration of Credit Risk--The Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state's municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


80 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

National Portfolio                               2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      687,169   $      736,836
  Tax-exempt income                             20,342,365       24,050,076
Total distributions paid                    $   21,029,534   $   24,786,912

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income               $      410,701
Accumulated capital and other losses                            (52,133,402)(a)
Unrealized appreciation                                          17,269,575(b)
Total accumulated earnings/(deficit)                         $  (34,453,126)(c)

(a) On October 31, 2005, the Portfolio had a net capital loss carryforward of $52,133,402, of which $9,864,810 expires in the year 2007, $18,808,737 expires in the year 2008, $12,984,821 expires in the year 2010 and $10,475,034 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, the Portfolio utilized capital loss carryforwards of $2,296,682.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 81


Insured National Portfolio                       2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $       37,917   $       12,360
  Tax-exempt income                              6,218,297        7,513,579
Total distributions paid                    $    6,256,214   $    7,525,939

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      394,739
Accumulated capital and other losses                             (2,486,146)(a)
Unrealized appreciation                                           8,536,408(b)
Total accumulated earnings/(deficit)                         $    6,445,001(c)

(a) On October 31, 2005, the Portfolio had a net capital loss carryforward of $2,486,146, of which $472,211 expires in the year 2007, $1,593,951 in 2008 and
$419,984 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, the Portfolio utilized capital loss carryforwards of $1,402,812.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purpose of gain/losses on certain derivative instruments, and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

New York Portfolio                               2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      203,413   $           -0-
  Tax-exempt income                             20,303,158       23,112,230
Total distributions paid                    $   20,506,571   $   23,112,230


82 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income               $      213,485
Accumulated capital and other losses                            (16,624,024)(a)
Unrealized appreciation/(depreciation)                           19,657,273(b)
Total accumulated earnings/(deficit)                         $    3,246,734(c)

(a) On October 31, 2005, the Portfolio had a net capital loss carryforward of $16,624,024, of which $5,878,712 expires in the year 2008, $6,973,404 expires in the year 2009 and $3,771,908 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, the Portfolio utilized capital loss carryforwards of $2,394,416.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

California Portfolio                             2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      278,826   $      662,168
  Tax-exempt income                             35,904,427       42,858,791
Total distributions paid                    $   36,183,253   $   43,520,959

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income               $       10,698
Accumulated capital and other losses                            (23,212,871)(a)
Unrealized appreciation/(depreciation)                           49,219,919(b)
Total accumulated earnings/(deficit)                         $   26,017,746(c)

(a) On October 31, 2005, the Portfolio had a net capital loss carryforward of $23,212,871 of which $8,298,844 expires in the year 2008, $10,406,492 expires in the year 2009 and $4,507,535 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, the Portfolio utilized capital loss carryforwards of $9,177,413.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/(losses) on certain derivative instruments and the difference between the book and tax treament of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 83


Insured California Portfolio                     2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $       58,179   $      193,787
Tax-exempt income                                5,132,505        6,427,993
Total distributions paid                    $    5,190,684   $    6,621,780

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Long term capital gains                                      $    2,112,162(a)
Unrealized appreciation/(depreciation)                            6,676,332(b)
Total accumulated earnings/(deficit)                         $    8,788,494(c)

(a) During the fiscal year ended October 31, 2005, the Portfolio utilized capital loss carryforwards of $63,273.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based


84 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 85


Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "In-


86 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


formation Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 87


of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


88 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  National Portfolio
                                    -------------------------------------------------------------------------------
                                                                        Class A
                                    -------------------------------------------------------------------------------
                                     Six Months
                                       Ended
                                     April 30,                         Year Ended October 31,
                                        2006        ---------------------------------------------------------------
                                    (unaudited)         2005        2004(a)      2003         2002         2001
                                    -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                 $10.05          $10.13        $9.96        $9.80       $10.34       $10.14

Income From Investment
  Operations
Net investment income(b)(c)              .23             .47          .50          .52          .54          .54
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.02)           (.07)         .17          .18         (.53)         .21
Net increase in net asset value
  from operations                        .21             .40          .67          .70          .01          .75

Less: Dividends and
  Distributions
Dividends from net
  investment income                     (.24)           (.48)        (.50)        (.54)        (.54)        (.54)
Distributions in excess of net
  investment income                       -0-             -0-          -0-          -0-        (.01)        (.01)
Total dividends and
  distributions                         (.24)           (.48)        (.50)        (.54)        (.55)        (.55)
Net asset value,
  end of period                       $10.02          $10.05       $10.13        $9.96        $9.80       $10.34

Total Return
Total investment return based
  on net asset value(d)                 2.05%           3.95%        6.92%        7.32%         .06%        7.55%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $341,428        $337,201     $344,557     $373,416     $411,408     $425,506
Ratio to average net assets of:
  Expenses,
    net of fee waivers                   .68%(e)(f)      .68%         .68%         .68%         .65%         .64%
  Expenses,
    before fee waivers                   .93%(e)(f)      .93%        1.08%        1.11%        1.07%        1.06%
  Net investment income(b)              4.68%(e)(f)     4.65%        4.94%        5.25%        5.28%        5.22%
Portfolio turnover rate                   15%             25%          47%          35%          63%         194%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 89

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                National Portfolio
                                    ------------------------------------------------------------------------------
                                                                     Class B
                                    ------------------------------------------------------------------------------
                                     Six Months
                                       Ended
                                     April 30,                       Year Ended October 31,
                                        2006       ---------------------------------------------------------------
                                    (unaudited)        2005        2004(a)      2003         2002         2001
                                    -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                 $10.04         $10.12        $9.95        $9.79       $10.33       $10.13

Income From Investment
  Operations
Net investment income(b)(c)              .20            .40          .43          .45          .46          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.04)          (.07)         .17          .18         (.52)         .21
Net increase (decrease) in
  net asset value from
  operations                             .16            .33          .60          .63         (.06)         .68

Less: Dividends and
  Distributions
Dividends from net
  investment income                     (.20)          (.41)        (.43)        (.47)        (.47)        (.47)
Distributions in excess of net
  investment income                       -0-            -0-          -0-          -0-        (.01)        (.01)
Total dividends and
  distributions                         (.20)          (.41)        (.43)        (.47)        (.48)        (.48)
Net asset value,
  end of period                       $10.00         $10.04       $10.12        $9.95        $9.79       $10.33

Total Return
Total investment return based
  on net asset value(d)                 1.60%          3.25%        6.18%        6.57%        (.62)%       6.84%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $41,753        $49,801      $72,264     $101,287     $122,656     $132,074
Ratio to average net assets of:
  Expenses,
    net of fee waivers                  1.38%(e)(f)    1.38%        1.39%        1.39%        1.35%        1.36%
  Expenses,
    before fee waivers                  1.64%(e)(f)    1.64%        1.79%        1.81%        1.77%        1.79%
  Net investment income(b)              3.99%(e)(f)    3.96%        4.24%        4.54%        4.57%        4.59%
Portfolio turnover rate                   15%            25%          47%          35%          63%         194%


See footnote summary on page 104.


90 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 National Portfolio
                                    ------------------------------------------------------------------------------
                                                                       Class C
                                    ------------------------------------------------------------------------------
                                    Six Months
                                       Ended
                                      April 30,                       Year Ended October 31,
                                        2006       ---------------------------------------------------------------
                                    (unaudited)        2005        2004(a)      2003         2002         2001
                                    -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                 $10.05         $10.13        $9.95        $9.79       $10.34       $10.13

Income From Investment
  Operations
Net investment income(b)(c)              .20            .40          .43          .45          .47          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.04)          (.07)         .18          .18         (.54)         .22
Net increase (decrease) in
  net asset value from
  operations                             .16            .33          .61          .63         (.07)         .69

Less: Dividends and
  Distributions
Dividends from net
  investment income                     (.20)          (.41)        (.43)        (.47)        (.47)        (.47)
Distributions in excess of net
  investment income                       -0-            -0-          -0-          -0-        (.01)        (.01)
Total dividends and
  distributions                         (.20)          (.41)        (.43)        (.47)        (.48)        (.48)
Net asset value,
  end of period                       $10.01         $10.05       $10.13        $9.95        $9.79       $10.34

Total Return
Total investment return based
  on net asset value(d)                 1.60%          3.24%        6.28%        6.57%        (.72)%       6.94%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $60,714        $61,622      $68,769      $82,167      $93,032      $98,825
Ratio to average net assets of:
  Expenses,
    net of fee waivers                  1.38%(e)(f)    1.38%        1.38%        1.38%        1.35%        1.35%
  Expenses,
    before fee waivers                  1.63%(e)(f)    1.64%        1.78%        1.81%        1.76%        1.78%
  Net investment income(b)              3.99%(e)(f)    3.96%        4.24%        4.55%        4.58%        4.61%
Portfolio turnover rate                   15%            25%          47%          35%          63%         194%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 91


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Insured National Portfolio
                                     -------------------------------------------------------------------------------
                                                                          Class A
                                     -------------------------------------------------------------------------------
                                     Six Months
                                        Ended
                                      April 30,                         Year Ended October 31,
                                         2006        ---------------------------------------------------------------
                                     (unaudited)         2005        2004(a)      2003         2002         2001
                                     -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $10.18          $10.29       $10.11        $9.92       $10.07        $9.58

Income From Investment
  Operations
Net investment income(b)(c)               .20             .42          .44          .47          .45          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.06)           (.11)         .20          .14         (.14)         .50
Net increase in net asset value
  from operations                         .14             .31          .64          .61          .31          .95

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.20)           (.42)        (.46)        (.42)        (.45)        (.45)
Distributions in excess of net
  investment income                        -0-             -0-          -0-          -0-        (.01)        (.01)
Total dividends and
  distributions                          (.20)           (.42)        (.46)        (.42)        (.46)        (.46)
Net asset value,
  end of period                        $10.12          $10.18       $10.29       $10.11        $9.92       $10.07

Total Return
Total investment return based
  on net asset value(d)                  1.39%           3.05%        6.42%        6.32%        3.13%       10.11%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $123,472        $124,957     $129,888     $139,179     $164,154     $169,744
Ratio to average net assets of:
  Expenses,
    net of fee waivers                   1.04%(e)(f)     1.04%        1.03%        1.04%        1.01%        1.04%
  Expenses,
    before fee waivers                   1.05%(e)(f)     1.04%        1.18%        1.16%        1.13%        1.14%
  Net investment income(b)               3.99%(e)(f)     4.07%        4.28%        4.69%        4.49%        4.53%
Portfolio turnover rate                     7%             17%          12%          28%          43%         105%


See footnote summary on page 104.


92 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Insured National Portfolio
                                    ------------------------------------------------------------------------------
                                                                       Class B
                                    ------------------------------------------------------------------------------
                                    Six Months
                                       Ended
                                     April 30,                         Year Ended October 31,
                                        2006       ---------------------------------------------------------------
                                    (unaudited)       2005         2004(a)      2003         2002         2001
                                    -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                 $10.15         $10.26       $10.09        $9.89       $10.05        $9.56

Income From Investment
  Operations
Net investment income(b)(c)              .17            .35          .36          .40          .37          .38
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.06)          (.11)         .19          .16         (.14)         .50
Net increase in net asset value
  from operations                        .11            .24          .55          .56          .23          .88

Less: Dividends and
  Distributions
Dividends from net
  investment income                     (.17)          (.35)        (.38)        (.36)        (.38)        (.38)
Distributions in excess of net
  investment income                       -0-            -0-          -0-          -0-        (.01)        (.01)
Total dividends and
  distributions                         (.17)          (.35)        (.38)        (.36)        (.39)        (.39)
Net asset value,
  end of period                       $10.09         $10.15       $10.26       $10.09        $9.89       $10.05

Total Return
Total investment return based
  on net asset value(d)                 1.04%          2.34%        5.60%        5.71%        2.34%        9.39%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $13,706        $16,375      $22,968      $34,243      $35,048      $35,326
Ratio to average net assets of:
  Expenses,
    net of fee waivers                  1.74%(e)(f)    1.74%        1.74%        1.75%        1.72%        1.75%
  Expenses,
    before fee waivers                  1.76%(e)(f)    1.75%        1.89%        1.87%        1.84%        1.85%
  Net investment income(b)              3.31%(e)(f)    3.39%        3.58%        4.00%        3.79%        3.83%
Portfolio turnover rate                    7%            17%          12%          28%          43%         105%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 93


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Insured National Portfolio
                                     ------------------------------------------------------------------------------
                                                                       Class C
                                     ------------------------------------------------------------------------------
                                    Six Months
                                       Ended
                                     April 30,                         Year Ended October 31,
                                        2006        ---------------------------------------------------------------
                                    (unaudited)        2005         2004(a)      2003         2002         2001
                                     -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $10.16         $10.27       $10.09        $9.90       $10.05        $9.56

Income From Investment
  Operations
Net investment income(b)(c)               .17            .35          .37          .40          .37          .38
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.06)          (.11)         .19          .15         (.13)         .50
Net increase in net asset value
  from operations                         .11            .24          .56          .55          .24          .88

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.17)          (.35)        (.38)        (.36)        (.38)        (.38)
Distributions in excess of net
  investment income                        -0-            -0-          -0-          -0-        (.01)        (.01)
Total dividends and
  distributions                          (.17)          (.35)        (.38)        (.36)        (.39)        (.39)
Net asset value,
  end of period                        $10.10         $10.16       $10.27       $10.09        $9.90       $10.05

Total Return
Total investment return based
  on net asset value(d)                  1.05%          2.34%        5.71%        5.60%        2.44%        9.39%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $11,673        $11,732      $12,198      $14,149      $17,592      $16,650
Ratio to average net assets of:
  Expenses,
    net of fee waivers                   1.74%(e)(f)    1.74%        1.73%        1.74%        1.71%        1.74%
  Expenses,
    before fee waivers                   1.75%(e)(f)    1.75%        1.88%        1.86%        1.83%        1.85%
  Net investment income(b)               3.30%(e)(f)    3.38%        3.59%        3.98%        3.78%        3.84%
Portfolio turnover rate                     7%            17%          12%          28%          43%         105%


See footnote summary on page 104.


94 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     New York Portfolio
                                      -------------------------------------------------------------------------------
                                                                          Class A
                                      -------------------------------------------------------------------------------
                                      Six Months
                                         Ended
                                      April 30,                          Year Ended October 31,
                                         2006        ---------------------------------------------------------------
                                     (unaudited)         2005        2004(a)      2003         2002         2001
                                     -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $9.81           $9.93        $9.79        $9.69        $9.93        $9.70

Income From Investment
  Operations
Net investment income(b)(c)               .22             .46          .48          .50          .53          .53
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.04)           (.12)         .15          .11         (.25)         .22
Net increase in net asset value
  from operations                         .18             .34          .63          .61          .28          .75

Less: Dividends
Dividends from net
  investment income                      (.22)           (.46)        (.49)        (.51)        (.52)        (.52)
Total dividends                          (.22)           (.46)        (.49)        (.51)        (.52)        (.52)
Net asset value,
  end of period                         $9.77           $9.81        $9.93        $9.79        $9.69        $9.93

Total Return
Total investment return based
  on net asset value(d)                  1.79%           3.46%        6.58%        6.39%        2.89%        7.86%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $303,205        $294,005     $280,213     $311,596     $322,621     $326,500
Ratio to average net assets of:
  Expenses,
    net of fee waivers                    .58%(e)(f)      .58%         .59%         .58%         .58%         .59%
  Expenses,
    before fee waivers                    .90%(e)(f)      .91%        1.05%        1.06%        1.05%        1.04%
  Net investment income(b)               4.40%(e)(f)     4.62%        4.93%        5.09%        5.42%        5.28%
Portfolio turnover rate                    27%             19%          33%          35%          33%          92%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 95


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      New York Portfolio
                                      -------------------------------------------------------------------------------
                                                                           Class B
                                      -------------------------------------------------------------------------------
                                      Six Months
                                         Ended
                                       April 30,                          Year Ended October 31,
                                          2006        ---------------------------------------------------------------
                                      (unaudited)         2005        2004(a)      2003         2002         2001
                                      -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $9.80           $9.92        $9.78        $9.68        $9.93        $9.70

Income From Investment
  Operations
Net investment income(b)(c)                .18             .39          .41          .43          .46          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                            (.04)           (.12)         .15          .11         (.26)         .23
Net increase in net asset value
  from operations                          .14             .27          .56          .54          .20          .68

Less: Dividends
Dividends from net
  investment income                       (.18)           (.39)        (.42)        (.44)        (.45)        (.45)
Total dividends                           (.18)           (.39)        (.42)        (.44)        (.45)        (.45)
Net asset value,
  end of period                          $9.76           $9.80        $9.92        $9.78        $9.68        $9.93

Total Return
Total investment return based
  on net asset value(d)                   1.44%           2.75%        5.85%        5.64%        2.04%        7.10%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $122,878        $133,746     $151,474     $171,881     $184,700     $165,787
Ratio to average net assets of:
  Expenses,
    net of fee waivers                    1.28%(e)(f)     1.28%        1.30%        1.29%        1.29%        1.30%
  Expenses,
    before fee waivers                    1.61%(e)(f)     1.62%        1.76%        1.77%        1.78%        1.76%
  Net investment income(b)                3.71%(e)(f)     3.93%        4.22%        4.38%        4.70%        4.59%
Portfolio turnover rate                     27%             19%          33%          35%          33%          92%


See footnote summary on page 104.


96 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     New York Portfolio
                                      ------------------------------------------------------------------------------
                                                                          Class C
                                      ------------------------------------------------------------------------------
                                      Six Months
                                         Ended
                                      April 30,                         Year Ended October 31,
                                         2006       ---------------------------------------------------------------
                                     (unaudited)        2005       2004(a)       2003         2002         2001
                                     -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $9.80          $9.92        $9.78        $9.68        $9.94        $9.71

Income From Investment
  Operations
Net investment income(b)(c)               .18            .39          .41          .43          .46          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.03)          (.12)         .15          .11         (.27)         .22
Net increase in net asset value
  from operations                         .15            .27          .56          .54          .19          .68

Less: Dividends
Dividends from net
  investment income                      (.18)          (.39)        (.42)        (.44)        (.45)        (.45)
Total dividends                          (.18)          (.39)        (.42)        (.44)        (.45)        (.45)
Net asset value,
  end of period                         $9.77          $9.80        $9.92        $9.78        $9.68        $9.94

Total Return
Total investment return based
  on net asset value(d)                  1.54%          2.74%        5.85%        5.64%        1.94%        7.09%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $46,649        $45,956      $45,121      $52,206      $57,386      $54,631
Ratio to average net assets of:
  Expenses,
    net of fee waivers                   1.28%(e)(f)    1.28%        1.29%        1.29%        1.29%        1.30%
  Expenses,
    before fee waivers                   1.61%(e)(f)    1.61%        1.75%        1.77%        1.77%        1.76%
  Net investment income(b)               3.71%(e)(f)    3.92%        4.23%        4.38%        4.71%        4.60%
Portfolio turnover rate                    27%            19%          33%          35%          33%          92%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 97


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   California Portfolio
                                      -------------------------------------------------------------------------------
                                                                         Class A
                                      -------------------------------------------------------------------------------
                                      Six Months
                                         Ended
                                      April 30,                         Year Ended October 31,
                                         2006        ---------------------------------------------------------------
                                     (unaudited)         2005        2004(a)      2003         2002         2001
                                     -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $10.86          $10.93       $10.63       $10.84       $11.00       $10.88

Income From Investment
  Operations
Net investment income(b)(c)               .24             .48          .51          .53          .55          .54
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.02)           (.07)         .30         (.19)        (.15)         .14
Net increase in net asset value
  from operations                         .22             .41          .81          .34          .40          .68

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.24)           (.48)        (.51)        (.55)        (.54)        (.54)
Distributions in excess of net
  investment income                        -0-             -0-          -0-          -0-        (.02)        (.02)
Total dividends and
  distributions                          (.24)           (.48)        (.51)        (.55)        (.56)        (.56)
Net asset value,
  end of period                        $10.84          $10.86       $10.93       $10.63       $10.84       $11.00

Total Return
Total investment return based
  on net asset value(d)                  1.99%           3.78%        7.80%        3.15%        3.82%        6.47%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $583,382        $590,042     $587,874     $644,868     $725,242     $755,947
Ratio to average net assets of:
  Expenses,
    net of fee waivers                    .77%(e)(f)      .77%         .78%         .77%         .76%         .77%
  Expenses,
    before fee waivers                    .87%(e)(f)      .86%        1.01%        1.02%        1.01%        1.02%
  Net investment income(b)               4.36%(e)(f)     4.36%        4.75%        4.93%        5.05%        4.98%
Portfolio turnover rate                     4%             17%          34%          33%          23%          78%


See footnote summary on page 104.


98 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   California Portfolio
                                     -------------------------------------------------------------------------------
                                                                         Class B
                                     -------------------------------------------------------------------------------
                                      Six Months
                                        Ended
                                       April 30,                         Year Ended October 31,
                                         2006        ---------------------------------------------------------------
                                     (unaudited)         2005        2004(a)      2003         2002         2001
                                     -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $10.86          $10.93       $10.63       $10.84       $11.00       $10.88

Income From Investment
  Operations
Net investment income(b)(c)               .20             .40          .44          .46          .47          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.02)           (.07)         .30         (.20)        (.14)         .15
Net increase in net asset value
  from operations                         .18             .33          .74          .26          .33          .61

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.20)           (.40)        (.44)        (.47)        (.47)        (.46)
Distributions in excess of net
  investment income                        -0-             -0-          -0-          -0-        (.02)        (.03)
Total dividends and
  distributions                          (.20)           (.40)        (.44)        (.47)        (.49)        (.49)
Net asset value,
  end of period                        $10.84          $10.86       $10.93       $10.63       $10.84       $11.00

Total Return
Total investment return based
  on net asset value(d)                  1.64%           3.06%        7.05%        2.43%        3.10%        5.74%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $99,741        $122,128     $175,215     $237,147     $279,697     $269,726
Ratio to average net assets of:
  Expenses,
    net of fee waivers                   1.47%(e)(f)     1.47%        1.48%        1.48%        1.46%        1.48%
  Expenses,
    before fee waivers                   1.57%(e)(f)     1.56%        1.71%        1.73%        1.72%        1.73%
  Net investment income(b)               3.66%(e)(f)     3.66%        4.05%        4.22%        4.35%        4.26%
Portfolio turnover rate                     4%             17%          34%          33%          23%          78%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 99


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     California Portfolio
                                      -------------------------------------------------------------------------------
                                                                           Class C
                                      -------------------------------------------------------------------------------
                                      Six Months
                                         Ended
                                       April 30,                          Year Ended October 31,
                                          2006        ---------------------------------------------------------------
                                      (unaudited)         2005        2004(a)      2003         2002         2001
                                      -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $10.86          $10.93       $10.63       $10.84       $11.00       $10.88

Income From Investment
  Operations
Net investment income(b)(c)                .20             .40          .44          .46          .47          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                            (.02)           (.07)         .30         (.20)        (.14)         .15
Net increase in net asset value
  from operations                          .18             .33          .74          .26          .33          .61

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.20)           (.40)        (.44)        (.47)        (.47)        (.46)
Distributions in excess of net
  investment income                         -0-             -0-          -0-          -0-        (.02)        (.03)
Total dividends and
  distributions                           (.20)           (.40)        (.44)        (.47)        (.49)        (.49)
Net asset value,
  end of period                         $10.84          $10.86       $10.93       $10.63       $10.84       $11.00

Total Return
Total investment return based
  on net asset value(d)                   1.64%           3.06%        7.05%        2.43%        3.10%        5.74%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $121,417        $125,067     $141,031     $170,003     $209,008     $211,502
Ratio to average net assets of:
  Expenses,
    net of fee waivers                    1.47%(e)(f)     1.47%        1.48%        1.47%        1.46%        1.47%
  Expenses,
    before fee waivers                    1.57%(e)(f)     1.56%        1.71%        1.72%        1.71%        1.72%
  Net investment income(b)                3.66%(e)(f)     3.66%        4.05%        4.23%        4.35%        4.25%
Portfolio turnover rate                      4%              17%          34%          33%          23%          78%


See footnote summary on page 104.


100 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Insured California Portfolio
                                     ------------------------------------------------------------------------------
                                                                         Class A
                                     ------------------------------------------------------------------------------
                                       Six Months
                                         Ended
                                        April 30,                        Year Ended October 31,
                                          2006       ---------------------------------------------------------------
                                      (unaudited)        2005        2004(a)      2003         2002         2001
                                      -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.01         $14.21       $14.03       $14.17       $14.45       $13.74

Income From Investment
  Operations
Net investment income(c)                   .27            .57          .61(b)       .60          .62          .63
Net realized and unrealized
  gain (loss) on investment
  transactions                            (.11)          (.20)         .18         (.12)        (.12)         .74
Net increase in net asset value
  from operations                          .16            .37          .79          .48          .50         1.37

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.27)          (.57)        (.61)        (.62)        (.62)        (.63)
Distributions in excess of net
  investment income                         -0-            -0-          -0-          -0-        (.04)        (.03)
Distributions from net realized
  gain on investment
  transactions                            (.23)            -0-          -0-          -0-        (.12)          -0-
Total dividends and
  distributions                           (.50)          (.57)        (.61)        (.62)        (.78)        (.66)
Net asset value,
  end of period                         $13.67         $14.01       $14.21       $14.03       $14.17       $14.45

Total Return
Total investment return based
  on net asset value(d)                   1.15%          2.60%        5.75%        3.39%        3.65%       10.16%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $92,255        $97,079     $103,414     $124,817     $144,973     $168,469
Ratio to average net assets of:
  Expenses,
    net of fee waivers                    1.03%(e)(f)    1.02%        1.00%        1.07%        1.03%        1.04%
  Expenses,
    before fee waivers                    1.03%(e)(f)    1.02%        1.07%        1.07%        1.03%        1.04%
  Net investment income                   3.93%(e)(f)    3.99%        4.29%(b)     4.24%        4.43%        4.44%
Portfolio turnover rate                      3%            37%           5%          34%          31%         140%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 101


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Insured California Portfolio
                                      ------------------------------------------------------------------------------
                                                                         Class B
                                      ------------------------------------------------------------------------------
                                      Six Months
                                         Ended
                                       April 30,                          Year Ended October 31,
                                          2006       ---------------------------------------------------------------
                                      (unaudited)        2005        2004(a)      2003         2002         2001
                                      -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.01         $14.20       $14.02       $14.16       $14.46       $13.75

Income From Investment
  Operations
Net investment income(c)                   .22            .47          .50(b)       .50          .52          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                            (.11)          (.19)         .19         (.12)        (.14)         .75
Net increase in net asset value
  from operations                          .11            .28          .69          .38          .38         1.27

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.22)          (.47)        (.51)        (.52)        (.53)        (.52)
Distributions in excess of net
  investment income                         -0-            -0-          -0-          -0-        (.03)        (.04)
Distributions from net realized
  gain on investment
  transactions                            (.23)            -0-          -0-          -0-        (.12)          -0-
Total dividends and
  distributions                           (.45)          (.47)        (.51)        (.52)        (.68)        (.56)
Net asset value,
  end of period                         $13.67         $14.01       $14.20       $14.02       $14.16       $14.46

Total Return
Total investment return based
  on net asset value(d)                    .80%          1.96%        5.02%        2.67%        2.76%        9.38%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $12,966        $15,626      $21,559      $29,285      $33,133      $27,015
Ratio to average net assets of:
  Expenses,
    net of fee waivers                    1.74%(e)(f)    1.73%        1.71%        1.77%        1.73%        1.74%
  Expenses,
    before fee waivers                    1.74%(e)(f)    1.73%        1.77%        1.77%        1.73%        1.74%
  Net investment income                   3.22%(e)(f)    3.29%        3.58%(b)     3.52%        3.70%        3.72%
Portfolio turnover rate                      3%            37%           5%          34%          31%         140%


See footnote summary on page 104.


102 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Insured California Portfolio
                                     ------------------------------------------------------------------------------
                                                                        Class C
                                     ------------------------------------------------------------------------------
                                    Six Months
                                       Ended
                                     April 30,                          Year Ended October 31,
                                        2006       ---------------------------------------------------------------
                                    (unaudited)        2005         2004(a)      2003         2002         2001
                                    -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                 $14.00         $14.20       $14.02       $14.16       $14.47       $13.75

Income From Investment
  Operations
Net investment income(c)                 .22            .47          .51(b)       .50          .52          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.10)          (.20)         .18         (.12)        (.15)         .76
Net increase in net asset value
  from operations                        .12            .27          .69          .38          .37         1.28

Less: Dividends and
  Distributions
Dividends from net
  investment income                     (.22)          (.47)        (.51)        (.52)        (.53)        (.52)
Distributions in excess of net
  investment income                       -0-            -0-          -0-          -0-        (.03)        (.04)
Distributions from net realized
  gain on investment
  transactions                          (.23)            -0-          -0-          -0-        (.12)          -0-
Total dividends and
  distributions                         (.45)          (.47)        (.51)        (.52)        (.68)        (.56)
Net asset value,
  end of period                       $13.67         $14.00       $14.20       $14.02       $14.16       $14.47

Total Return
Total investment return based
  on net asset value(d)                  .88%          1.88%        5.02%        2.67%        2.69%        9.46%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $17,195        $18,204      $19,603      $21,951      $22,715      $20,541
Ratio to average net assets of:
  Expenses,
    net of fee waivers                  1.73%(e)(f)    1.73%        1.70%        1.77%        1.73%        1.74%
  Expenses,
    before fee waivers                  1.73%(e)(f)    1.73%        1.77%        1.77%        1.73%        1.74%
  Net investment income                 3.23%(e)(f)    3.29%        3.59%(b)     3.53%        3.71%        3.73%
Portfolio turnover rate                    3%            37%           5%          34%          31%         140%


See footnote summary on page 104.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 103


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effects of these changes for the year ended October 31, 2004 were as follows:

                                                 Realized
                                              and Unrealized   Ratio of Net
                                             Gain (Loss) on     Investment
                                Investment      Investment        Income
                                  Income       Transactions     to Average
                                Per Share*      Per Share*      Net Assets
                               ----------------------------------------------
National Portfolio
  Class A                         $ .00          $ .00             .01%
  Class B                           .00            .00             .01%
  Class C                           .00            .00             .01%

Insured National Portfolio
  Class A                           .00            .00             .01%
  Class B                           .00            .00             .01%
  Class C                           .00            .00             .01%

New York Portfolio
  Class A                           .00            .00             .05%
  Class B                           .00            .00             .05%
  Class C                           .00            .00             .05%

California Portfolio
  Class A                           .00            .00             .00%+
  Class B                           .00            .00             .00%+
  Class C                           .00            .00             .00%+

Insured California Portfolio
  Class A                           .00            .00             .00%+
  Class B                           .00            .00             .00%+
  Class C                           .00            .00             .00%+


*  Per share amounts less than $0.01

+  Amount is less than .01%


(b)  Net of fees waived by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated cost of proxy solicitation.


104 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


CALIFORNIA PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Municipal Income Fund, Inc.--California Portfolio (the "Portfolio") was held on November 15, 2005, December 6, 2005, December 19, 2005 and December 21, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Portfolio's fundamental investment objective as non-fundamental with changes to the Portfolio's investment objective, the required number of outstanding shares voted in favor of the proposals, and the proposals were approved. At the December 21, 2005 Meeting, with respect to the second item of business, the amendment and restatement of the Portfolio's Charter, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Portfolio's proxy statement):

1. To elect eight Directors of the Portfolio, each such Director to hold office until his or her successor is duly elected and qualified.

                                                           Withheld
                                      Voted For            Authority
                               --------------------------------------------
       Ruth Block                    118,644,255           4,286,322
       David H. Dievler              118,695,836           4,234,741
       John H. Dobkin                118,889,769           4,040,807
       Michael J. Downey             118,872,732           4,057,845
       William H. Foulk, Jr.         118,786,439           4,144,137
       D. James Guzy                 118,270,202           4,660,374
       Marc O. Mayer                 118,800,780           4,129,797
       Marshall C. Turner, Jr.       118,806,850           4,123,727


                                                    Voted
                                    Voted For      Against      Abstained
-------------------------------------------------------------------------------
2.     The amendment and           97,606,855     3,619,023     7,488,218
       restatement of the
       Portfolio's Charter.



ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 105


3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                     Voted                      Broker
                                     Voted For      Against      Abstained     Non-Votes
------------------------------------------------------------------------------------------
3.B.   Issuing Senior Securities     36,708,325    2,492,679      827,170      9,786,749
       and Borrowing Money

3.C.   Underwriting Securities       36,763,040    2,441,164      823,970      9,786,749

3.D.   Concentration of              36,857,943    2,358,995      811,237      9,786,749
       Investments

3.E.   Real Estate and               36,845,906    2,380,642      801,626      9,786,749
       Companies That Deal
       In Real Estate

3.F.   Commodity Contracts           36,850,966    2,413,948      763,260      9,786,749
       and Futures Contracts

3.G.   Loans                         36,799,316    2,399,428      829,431      9,786,749

3.H.   Joint Securities Trading      36,925,579    2,285,797      816,798      9,786,749
       Accounts

3.L.   Purchases of Securities       36,798,085    2,489,626      740,463      9,786,749
       on Margin

3.M.   Short Sales                   36,629,381    2,606,115      792,678      9,786,749

3.N.   Pledging, Hypothecating,      36,746,532    2,492,290      789,352      9,786,749
       Mortgaging, or Otherwise
       Encumbering Assets

4.B.   The reclassification of the   35,042,960    1,866,474    3,118,740      9,786,749
       Portfolio's fundamental
       investment objective as
       non-fundamental with
       changes to the Portfolio's
       investment objective.


106 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INSURED CALIFORNIA PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Municipal Income Fund, Inc.--Insured California Portfolio (the "Portfolio") was held on November 15, 2005, December 6, 2005, December 19, 2005 and December 21, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, and the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposals, and the proposals were approved. At the December 6, 2005 Meeting, with respect to the fourth item of business, the reclassification of the Portfolio's fundamental investment objective as non-fundamental with changes to the Portfolio's investment objective, the required number of outstanding shares voted in favor of the proposals, and the proposal was approved. At the December 21, 2005 Meeting, with respect to the second item of business, the amendment and restatement of the Portfolio's Charter, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Portfolio's proxy statement):

1. To elect eight Directors of the Portfolio, each such Director to hold office until his or her successor is duly elected and qualified.

                                                           Withheld
                                       Voted For           Authority
                               --------------------------------------------
       Ruth Block                    118,644,255           4,286,322
       David H. Dievler              118,695,836           4,234,741
       John H. Dobkin                118,889,769           4,040,807
       Michael J. Downey             118,872,732           4,057,845
       William H. Foulk, Jr.         118,786,439           4,144,137
       D. James Guzy                 118,270,202           4,660,374
       Marc O. Mayer                 118,800,780           4,129,797
       Marshall C. Turner, Jr.       118,806,850           4,123,727


                                                     Voted
                                      Voted For     Against      Abstained
-------------------------------------------------------------------------------
2.     The amendment and             97,606,855    3,619,023     7,488,218
       restatement of the
       Portfolio's Charter.



ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 107


3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                      Voted                     Broker
                                      Voted For      Against    Abstained      Non-Votes
------------------------------------------------------------------------------------------
3.B.   Issuing Senior Securities      3,830,105      167,387      103,229      1,379,541
       and Borrowing Money

3.C.   Underwriting Securities        3,834,492      148,384      117,845      1,379,541

3.D.   Concentration of               3,834,222      148,394      118,105      1,379,541
       Investments

3.E.   Real Estate and                3,830,388      163,221      107,112      1,379,541
       Companies That Deal
       In Real Estate

3.F.   Commodity Contracts            3,827,536      166,333      106,852      1,379,541
       and Futures Contracts

3.G.   Loans                          3,830,606      163,651      106,464      1,379,541

3.L.   Purchases of Securities        3,820,599      174,913      105,208      1,379,541
       on Margin

3.M.   Short Sales                    3,821,765      169,623      109,333      1,379,541

3.N.   Pledging, Hypothecating,       3,824,486      165,499      110,736      1,379,541
       Mortgaging, or Otherwise
       Encumbering Assets

3.S.   65% Investment Limitation      3,839,773      146,727      114,222      1,379,541

3.X.   Repurchase Agreements          3,832,766      147,889      120,066      1,379,541

4.B.   The reclassification of the    4,044,010      165,867      424,668      1,202,590
       Portfolio's fundamental
       investment objective as
       non-fundamental with
       changes to the Portfolio's
       investment objective.


108 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INSURED NATIONAL PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Municipal Income Fund, Inc.--Insured National Portfolio (the "Portfolio") was held on November 15, 2005, December 6, 2005, December 19, 2005 and December 21, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Portfolio's fundamental investment objective as non-fundamental with changes to the Portfolio's investment objective, the required number of outstanding shares voted in favor of the proposals, and the proposals were approved. At the December 21, 2005 Meeting, with respect to the second item of business, the amendment and restatement of the Portfolio's Charter, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Portfolio's proxy statement):

1. To elect eight Directors of the Portfolio, each such Director to hold office until his or her successor is duly elected and qualified.

                                                           Withheld
                                       Voted For           Authority
                               --------------------------------------------
       Ruth Block                    118,644,255           4,286,322
       David H. Dievler              118,695,836           4,234,741
       John H. Dobkin                118,889,769           4,040,807
       Michael J. Downey             118,872,732           4,057,845
       William H. Foulk, Jr.         118,786,439           4,144,137
       D. James Guzy                 118,270,202           4,660,374
       Marc O. Mayer                 118,800,780           4,129,797
       Marshall C. Turner, Jr.       118,806,850           4,123,727


                                                     Voted
                                      Voted For     Against     Abstained
-------------------------------------------------------------------------------
2.     The amendment and             97,606,855    3,619,023     7,488,218
       restatement of the
       Portfolio's Charter.



ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 109


3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                      Voted                     Broker
                                      Voted For      Against    Abstained      Non-Votes
------------------------------------------------------------------------------------------
3.A.   Diversification                7,644,018      273,177      261,444      2,168,999

3.B.   Issuing Senior Securities      7,668,092      297,720      212,827      2,168,999
       and Borrowing Money

3.C.   Underwriting Securities        7,685,909      282,535      210,194      2,168,999

3.D.   Concentration of               7,685,925      281,579      211,134      2,168,999
       Investments

3.E.   Real Estate and                7,674,550      296,035      208,053      2,168,999
       Companies That Deal
       In Real Estate

3.F.   Commodity Contracts            7,655,626      320,133      202,879      2,168,999
       and Futures Contracts

3.G.   Loans                          7,652,759      320,742      205,139      2,168,999

3.H.   Joint Securities Trading       7,693,804      280,077      204,758      2,168,999
       Accounts

3.L.   Purchases of Securities        7,627,579      345,499      205,561      2,168,999
       on Margin

3.M.   Short Sales                    7,657,068      315,089      206,482      2,168,999

3.N.   Pledging, Hypothecating,       7,613,099      348,937      216,602      2,168,999
       Mortgaging, or Otherwise
       Encumbering Assets

3.S.   65% Investment Limitation      7,684,755      277,539      216,345      2,168,999

4.B.   The reclassification of the    7,349,198      294,947      534,494      2,168,999
       Portfolio's fundamental
       investment objective as
       non-fundamental with
       changes to the Portfolio's
       investment objective.


110 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NATIONAL PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Municipal Income Fund, Inc.--National Portfolio (the "Portfolio") was held on November 15, 2005, December 6, 2005, December 19, 2005 and December 21, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Portfolio's fundamental investment objective as non-fundamental with changes to the Portfolio's investment objective, the required number of outstanding shares voted in favor of the proposals, and the proposals were approved. At the December 21, 2005 Meeting, with respect to the second item of business, the amendment and restatement of the Portfolio's Charter, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Portfolio's proxy statement):

1. To elect eight Directors of the Portfolio, each such Director to hold office until his or her successor is duly elected and qualified.

                                                           Withheld
                                       Voted For           Authority
                               --------------------------------------------
       Ruth Block                    118,644,255           4,286,322
       David H. Dievler              118,695,836           4,234,741
       John H. Dobkin                118,889,769           4,040,807
       Michael J. Downey             118,872,732           4,057,845
       William H. Foulk, Jr.         118,786,439           4,144,137
       D. James Guzy                 118,270,202           4,660,374
       Marc O. Mayer                 118,800,780           4,129,797
       Marshall C. Turner, Jr.       118,806,850           4,123,727


                                                     Voted
                                      Voted For     Against     Abstained
-------------------------------------------------------------------------------
2.     The amendment and             97,606,855    3,619,023     7,488,218
       restatement of the
       Portfolio's Charter.



ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 111


3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                     Voted                      Broker
                                      Voted For     Against     Abstained      Non-Votes
------------------------------------------------------------------------------------------
3.A.   Diversification               20,901,168    1,263,146      646,882      6,824,432

3.B.   Issuing Senior Securities     20,758,979    1,374,513      677,705      6,824,432
       and Borrowing Money

3.C.   Underwriting Securities       20,865,020    1,267,052      679,125      6,824,432

3.D.   Concentration of              20,935,361    1,209,652      666,185      6,824,432
       Investments

3.E.   Real Estate and               20,877,481    1,258,777      674,939      6,824,432
       Companies That Deal
       In Real Estate

3.F.   Commodity Contracts           20,718,589    1,396,168      696,440      6,824,432
       and Futures Contracts

3.G.   Loans                         20,780,532    1,320,298      710,367      6,824,432

3.H.   Joint Securities Trading      20,836,122    1,259,229      715,845      6,824,432
       Accounts

3.L.   Purchases of Securities       20,764,294    1,446,423      600,480      6,824,432
       on Margin

3.M.   Short Sales                   20,786,788    1,366,647      657,762      6,824,432

3.N.   Pledging, Hypothecating,      20,695,512    1,418,560      697,125      6,824,432
       Mortgaging, or Otherwise
       Encumbering Assets

4.B.   The reclassification of the   20,501,955    1,068,443    1,240,799      6,824,432
       Portfolio's fundamental
       investment objective as
       non-fundamental with
       changes to the Portfolio's
       investment objective.


112 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NEW YORK PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Municipal Income Fund, Inc.--New York Portfolio (the "Portfolio") was held on November 15, 2005, December 6, 2005, December 19, 2005 and December 21, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Portfolio's fundamental investment objective as non-fundamental with changes to the Portfolio's investment objective, the required number of outstanding shares voted in favor of the proposals, and the proposals were approved. At the December 21, 2005 Meeting, with respect to the second item of business, the amendment and restatement of the Portfolio's Charter, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Portfolio's proxy statement):

1. To elect eight Directors of the Portfolio, each such Director to hold office until his or her successor is duly elected and qualified.

                                                           Withheld
                                       Voted For           Authority
                               --------------------------------------------
       Ruth Block                    118,644,255           4,286,322
       David H. Dievler              118,695,836           4,234,741
       John H. Dobkin                118,889,769           4,040,807
       Michael J. Downey             118,872,732           4,057,845
       William H. Foulk, Jr.         118,786,439           4,144,137
       D. James Guzy                 118,270,202           4,660,374
       Marc O. Mayer                 118,800,780           4,129,797
       Marshall C. Turner, Jr.       118,806,850           4,123,727


                                                     Voted
                                      Voted For     Against       Abstained
-------------------------------------------------------------------------------
2.     The amendment and             97,606,855    3,619,023      7,488,218
       restatement of the
       Portfolio's Charter.



ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 113


3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                     Voted                      Broker
                                      Voted For     Against     Abstained      Non-Votes
------------------------------------------------------------------------------------------
3.B.   Issuing Senior Securities     21,524,594    1,504,295      982,397      5,943,665
       and Borrowing Money

3.C.   Underwriting Securities       21,593,325    1,486,157      931,804      5,943,665

3.D.   Concentration of              21,417,358    1,569,377    1,024,551      5,943,665
       Investments

3.E.   Real Estate and               21,589,857    1,427,040      994,389      5,943,665
       Companies That Deal
       In Real Estate

3.F.   Commodity Contracts           21,553,426    1,780,908      676,952      5,943,665
       and Futures Contracts

3.G.   Loans                         21,312,700    1,980,465      718,122      5,943,665

3.H.   Joint Securities Trading      21,685,025    1,339,411      986,850      5,943,665
       Accounts

3.L.   Purchases of Securities       21,576,739    1,744,741      689,806      5,943,665
       on Margin

3.M.   Short Sales                   21,577,189    1,505,266      928,831      5,943,665

3.N.   Pledging, Hypothecating,      21,663,393    1,347,223    1,000,670      5,943,665
       Mortgaging, or Otherwise
       Encumbering Assets

4.B.   The reclassification of the   21,057,231    1,219,307    1,734,748      5,943,665
       Portfolio's fundamental
       investment objective as
       non-fundamental with
       changes to the Portfolio's
       investment objective.


114 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. Davidson, III(2), Senior Vice President
Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael Brooks(2), Vice President
Fred S. Cohen(2), Vice President
Terrance T. Hults(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 115


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


116 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Municipal Income Fund, Inc. on behalf of California Portfolio, Insured California Portfolio, National Portfolio, Insured National Portfolio and New York Portfolio (each a "Fund" and collectively the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Funds to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services including the performance of the Funds.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Funds.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 117


FUNDS ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(2)

                                            Advisory Fee Based on % of
Fund                                         Average Daily Net Assets
-------------------------------------------------------------------------------
California Portfolio                     First $2.5 billion          0.45%
                                         Next $2.5 billion           0.40%
                                         Excess of $5 billion        0.35%

Insured California Portfolio             First $2.5 billion          0.45%
                                         Next $2.5 billion           0.40%
                                         Excess of $5 billion        0.35%

National Portfolio                       First $2.5 billion          0.45%
                                         Next $2.5 billion           0.40%
                                         Excess of $5 billion        0.35%

Insured National Portfolio               First $2.5 billion          0.45%
                                         Next $2.5 billion           0.40%
                                         Excess of $5 billion        0.35%

New York Portfolio                       First $2.5 billion          0.45%
                                         Next $2.5 billion           0.40%
                                         Excess of $5 billion        0.35%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                                                   As a %
                                                                of average
Fund                                            Amount       daily net assets
-------------------------------------------------------------------------------
California Portfolio                          $  78,666             0.01
Insured California Portfolio                  $  78,666             0.05
National Portfolio                            $  78,666             0.02
Insured National Portfolio                    $  78,666             0.04
New York Portfolio                            $  78,666             0.02

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth


(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.


118 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


below for each Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Funds' fiscal year upon at least 60 days written notice.

                                 Expense Cap
                             Pursuant to Expense      Gross
                                 Limitation          Expense         Fiscal
Fund                             Undertaking         Ratio(3)       Year End
-------------------------------------------------------------------------------
California Portfolio            Class A-0.77%         0.86%        October 31
                                Class B-1.47%         1.56%
                                Class C-1.47%         1.55%

National Portfolio              Class A-0.68%         0.93%        October 31
                                Class B-1.38%         1.64%
                                Class C-1.38%         1.63%

Insured National Portfolio      Class A-1.04%         1.04%        October 31
                                Class B-1.74%         1.74%
                                Class C-1.74%         1.74%

New York Portfolio              Class A-0.58%         0.90%        October 31
                                Class B-1.28%         1.60%
                                Class C-1.28%         1.60%

The table below shows Insured California Portfolio's expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005. The Fund does not have an expense cap pursuant to an expense limitation undertaking.

Fund                                  Expense Ratio         Fiscal Year End
-------------------------------------------------------------------------------
Insured California Portfolio          Class A-1.02%           October 31
                                      Class B-1.73%
                                      Class C-1.72%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the SarbanesnOxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for


(3) These gross expense ratios are calculated from the beginning of each Fund's current fiscal year through May 31, 2005.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 119


the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Funds to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Funds. However, the Adviser represented that it does not manage any separate managed account that has similar investment guidelines as the Funds. The Adviser does manage separately managed accounts that invest principally in municipal securities but those mandates have a substantially lower risk profile (credit and interest rate risk) than the Funds.

The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end investment company. The Adviser charges the following fees to the Portfolios that invest in municipal securities like the Funds, although they invest in securities of different maturities and qualities:


Portfolio                                                 Advisory Fee
------------------------------------------------------------------------------------------
California Municipal Portfolio                    0.50% of the first $1 billion;
Diversified Municipal Portfolio                   0.45% in excess of $1 billion up to but
New York Municipal Portfolio                      not exceeding $3 billion; 0.40% in
                                                  excess of $3 billion

Short Duration California Municipal Portfolio     0.50% of the first $250 million;
Short Duration Diversified Municipal Portfolio    0.45% in excess of $250 million up to
Short Duration New York Municipal Portfolio       but not exceeding $750 million; 0.40%
                                                  in excess of $750 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for an offshore mutual fund that invests in fixed income securities:


120 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Asset Class                                             Fee(4)
------------------------------------------------------------------
Fixed Income                                            0.65%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset levels of the Funds.(5)

                                      Effective        Lipper
                                      Management       Group
Fund                                    Fee(6)         Median         Rank
-------------------------------------------------------------------------------
California Portfolio                    0.450          0.485           4/10
Insured California Portfolio            0.450          0.548            1/5
National Portfolio                      0.450          0.613           2/13
Insured National Portfolio              0.450          0.500            1/7
New York Portfolio(7)                   0.450          0.500           3/11

Lipper also analyzed the expense ratio of the Funds in comparison to its Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all



(4) The fees charged to the fund include a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(6) It should be noted that the "effective management fee" rate for the Funds does not reflect the payments by the Funds to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Funds is discussed in Section I.

(7) The number of funds used in Lipper's group ranking for management fees is one less than the number of funds used in Lipper's group ranking for total expenses. According to Lipper, the excluded fund's contractual management fee cannot be computed because of its breakpoint gross income component.

(8) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 121


funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                                           Lipper    Lipper    Lipper    Lipper
                                Expense   Universe  Universe    Group     Group
Fund                           Ratio(10)   Median     Rank     Median     Rank
-------------------------------------------------------------------------------
California Portfolio             0.778      0.835     12/31     0.768     6/10
Insured California Portfolio     0.996      0.856       6/6     0.862      5/5
National Portfolio               0.680      0.875      5/74     0.884     1/13
Insured National Portfolio       1.028      0.930     12/15     0.982      6/7
New York Portfolio(11)           0.590      0.859      2/29     0.863     1/12

Based on this analysis, except for National Portfolio and New York Portfolio, which have a more favorable ranking for total expense ratio compared to management fees, the Funds have a more favorable ranking on a management fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Funds decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type


(10)  Most recent fiscal year end Class A share expense ratio.

(11)  See footnote 7 on page 121.


122 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


of relationship. These affiliates provide transfer agent and distribution services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Funds.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser have disclosed in the Funds prospectus that they may make payments(12) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of each of the Funds for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Funds' shares in the Funds' most recent fiscal year.

Fund                                                          Amount Received
-------------------------------------------------------------------------------
California Portfolio                                              $  39,251
Insured California Portfolio                                      $   4,636
National Portfolio                                                $  28,633
Insured National Portfolio                                        $   5,256
New York Portfolio                                                $  25,534

ABIRM received the amounts set forth below in Rule 12b-1 fees for the Funds during the Funds most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                 12b-1Fee
Fund                                             Received       CDSC Received
-------------------------------------------------------------------------------
California Portfolio                           $ 5,426,523        $  51,798
Insured California Portfolio                   $   805,741        $ 191,927
National Portfolio                             $ 1,064,679        $ 241,418
Insured National Portfolio                     $   824,338        $ 183,133
New York Portfolio                             $ 2,941,261        $  75,292

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an


(12) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 123


intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                               AGIS Fee
-------------------------------------------------------------------------------
California Portfolio                                              $  225,239
Insured California Portfolio                                      $   35,048
National Portfolio                                                $  256,626
Insured National Portfolio                                        $   74,396
New York Portfolio                                                $  184,156

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Funds' assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.


124 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds(13) relative to its Lipper group and universe for the periods ended May 31, 2005:

California Portfolio                     Group          Universe
--------------------------------------------------------------------
1 year                                    4/10           11/35
3 year                                     3/9            8/31
5 year                                     8/9           24/30
10 year                                    3/9            6/26

Insured California Portfolio             Group          Universe
--------------------------------------------------------------------
1 year                                     2/5             3/6
3 year                                     4/5             5/6
5 year                                     4/5             5/6
10 year                                    3/5             4/6

National Portfolio                       Group          Universe
--------------------------------------------------------------------
1 year                                    2/13            8/80
3 year                                    7/13           35/74
5 year                                    8/13           38/68
10 year                                   6/11           22/53

Insured National Portfolio               Group          Universe
--------------------------------------------------------------------
1 year                                     1/7            1/16
3 year                                     2/7            2/15
5 year                                     3/7            4/15
10 year                                    3/7            4/14

New York Portfolio                       Group          Universe
--------------------------------------------------------------------
1 year                                    3/12            6/31
3 year                                    4/12            8/28
5 year                                    9/12           20/28
10 year                                   4/12            7/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Funds (in bold)(14) versus its benchmarks(15). It should be noted that each Fund has the Lehman Brothers Municipal Bond Index as its benchmark. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must be investment grade and be at least one year from maturity. The index has four main sectors: general obligation bonds, revenue bonds, insured


(13)  The performance rankings are for the Class A shares of the Funds.

(14)  The Funds' performance returns are for the Class A shares of the Funds.

(15) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 125


bonds and pre-funded bonds. The index represents a national municipal bond index as opposed to a specific state index.

                                             Periods Ending May 31, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
                                         1        3       5      10     Since
Funds                                   Year    Year    Year    Year  Inception
-------------------------------------------------------------------------------
California Portfolio                    9.41    6.01    6.48    5.98     6.89
Lehman Brothers Municipal Bond Index    7.96    6.00    7.30    6.22     7.03

Insured California Portfolio            7.94    5.39    6.78    5.67     6.88
Lehman Brothers Municipal Bond Index    7.96    6.00    7.30    6.22     7.64

National Municipal Portfolio            8.99    5.48    6.49    5.45     6.75
Lehman Brothers Municipal Bond Index    7.96    6.00    7.30    6.22     7.03

Insured National Portfolio              8.44    5.98    7.13    5.66     6.72
Lehman Brothers Municipal Bond Index    7.96    6.00    7.30    6.22     7.03

New York Portfolio                      8.70    5.88    6.69    5.90     6.48
Lehman Brothers Municipal Bond Index    7.96    6.00    7.30    6.22     7.03


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005


126 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NOTES


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 127


NOTES


128 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


MI-0152-0406



ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------
12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Municipal Income Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: June 28, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: June 28, 2006